VANGUARD(R) U.S. GROWTH FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

FEBRUARY 28, 2001

[THE VANGAURD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS

Although the year 2000 and early 2001 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

     * Vanguard U.S. Growth Fund returned -42.6% during the six months ended February 28, 2001.

     * This dismal result was largely a result of plunging prices in the technology sector, the fund's largest industry concentration.

     * Broad market indexes continued a steep decline from record highs reached in early 2000.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

10 Performance Summary

11 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD U.S. GROWTH FUND suffered through a terrible performance period, posting a -42.6% return during the six months ended February 28, 2001, and lagging both its average peer mutual fund and its benchmark index. The fund's dismal showing was largely a result of a steep dive in prices of technology stocks, which had accounted for more than half of the fund's assets at the start of the period. The drop of more than -50% in the tech sector dragged the broad stock market lower during the period.

TOTAL RETURNS                        SIX MONTHS ENDED
                                    FEBRUARY 28, 2001
-----------------------------------------------------
U.S. Growth Fund                               -42.6%
Average Large-Cap Growth Fund*                 -33.3
Russell 1000 Growth Index                      -36.8
Wilshire 5000 Index                            -19.6
-----------------------------------------------------
*Derived from data provided by Lipper Inc.

     We recognize how distressing the fund's performance is to all of our shareholders. That said, despite the significant losses we have experienced, we retain confidence in our adviser and the fund's strategy. The fund's key holdings are not speculative enterprises but leaders in their field. That hasn't made their share prices immune to the growth-stock rout--far from it--but they remain viable companies. We thank our shareholders for their patience in this difficult period.


MARKET BAROMETER                                             TOTAL RETURNS
                                           PERIODS ENDED FEBRUARY 28, 2001

                                                   SIX        ONE     FIVE
                                                MONTHS       YEAR   YEARS*
--------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -17.8%      -8.2%    15.9%
Russell 2000 Index (Small-caps)                 -11.2      -16.8      9.3
Wilshire 5000 Index (Entire market)             -19.6      -14.5     14.3
MSCI EAFE Index (International)                 -14.2      -17.2      5.6
--------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.5%      13.4%     7.2%
Lehman 10 Year Municipal Bond Index               5.0       12.0      6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        3.0        6.0      5.3
==========================================================================
CPI
Consumer Price Index                              1.7%       3.5%     2.6%
--------------------------------------------------------------------------
*Annualized.

     The table above presents the six-month total returns (capital change plus reinvested dividends) for our fund, the average large-capitalization growth mutual fund, and two unmanaged indexes: the Russell 1000 Growth Index--the benchmark we consider to be the "best fit" for our fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market.

     Our total  return is based on a decrease in net asset value from

$49.26 per share on August 31, 2000, to $22.50 per share on February 28, 2001. The fund's return reflects a dividend of $0.05 per share paid from net investment income and a distribution of $7.45 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

In a stunning reversal of the trend that dominated the market during the previous two years, technology-related stocks plummeted during the fiscal half-year ended February 28. Broad market indexes dipped into bear-market territory (a bear market is generally defined as a decline of -20% or more). Meanwhile, bonds provided solid returns as investors sought shelter from the storm.

     The rapid reversal occurred against the backdrop of a swift deceleration in the U.S. economy. Indeed, by the end of the half-year, the economy seemed in danger of falling into recession after a decade-long expansion that had achieved records for longevity. The nation's unemployment rate, while still low, was edging higher, and so was inflation, owing partly to higher energy prices. Federal Reserve Board Chairman Alan Greenspan said that growth during the first quarter of 2001 was likely to be "close to zero."

     The Fed cut short-term interest rates twice in January by a total of 100 basis points (1.0 percentage point) to give a boost to the economy. This move prompted a rally in the stock market, but the decline resumed with vigor in February. Technology-related stocks, whose prices, on average, declined more than 50% during the past six months, were the hardest hit. Investors acted on their belief that these companies were unlikely to grow fast enough in a slowing economy to justify the lofty expectations reflected in their share prices. Reinforcing the switch in sentiment from optimism to pessimism was a string of disappointing earnings reports and warnings about future earnings shortfalls from company after company. Numerous Internet-related companies simply folded. The tech-heavy Nasdaq Composite Index fell -48.6% for the six months, returning to the level it first reached late in 1998.

--------------------------------------------------------------------------------
The tech sector's stumble took the Nasdaq Composite Index back to its level of late 1998.
--------------------------------------------------------------------------------

     Not all stocks suffered. Value stocks--whose prices are seen as "cheap" relative to earnings, book value, dividends, and other measures--came back into favor. The value stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks by capitalization) eked out a 2.0% gain, while the counterpart Russell 1000 Growth Index fell -36.8%. Among small- and mid-cap indexes, the value/growth split was even wider.

     The overall U.S. stock market, represented by the Wilshire 5000 Index, returned -19.6% for the period. Measured from its March 2000 peak, the

Wilshire 5000 dipped into bear-market territory in December and February (and again in March 2001).

     While many stocks struggled mightily during the half-year, bonds flourished. Overall, interest rates fell across maturities, with the declines ranging from about 30 basis points (0.30 percentage point) to about 150 basis points (1.50 percentage points). As a result, bond prices--which move in the opposite direction from yields--got a solid boost.

PERFORMANCE OVERVIEW

Simply put, the half-year was terrible for the U.S. Growth Fund. Most of the fund's -42.6% decline was due to our heavy exposure to technology. On average, our fund held about 43% of its assets in the tech sector (the proportion fell from 54% at the start of the six months to 37% at the end). These investments returned -64% for the fund, falling farther than the sector within our benchmark index. Compared with the average large-cap growth fund, our fund suffered a double-whammy: We held a larger tech stake, and our holdings trailed the sector's average return.

     The poor performance of our tech holdings caused us to lag the Russell 1000 Growth Index, even though it had a slightly larger tech weighting than the U.S. Growth Fund. We also were hurt by market-lagging results from our holdings in the consumer discretionary sector, which includes some tech-related companies such as America Online.

--------------------------------------------------------------------------------
Our fund suffered both from its big stake in technology stocks--more than half of the fund's assets when the period began--and from the poor performance of those holdings.
--------------------------------------------------------------------------------

     There were a few bright spots. Our adviser's selections in the consumer staples group, for example, generated a 23% return. But this sector's weighting--an average of about 4% of the fund's assets--was too small to offset damage done elsewhere.

     For further details on the fund's portfolio, please see the Report from the Adviser on page 5.

     In our annual report to you six months ago, we cautioned that our fund's concentrated position in technology--a factor in our stellar return during fiscal 2000--could lead to a bumpy ride in years ahead. We confess, however, that we had no idea then that the downturn would be so sudden or so steep. Long-standing shareholders may find some solace in the fact that this poor half-year came after six straight fiscal years of double-digit gains. Indeed, in three of the past four years, our fund's returns exceeded 30%.

     The past six months' performance severely damaged our long-term performance record. And predicting the short-term direction of financial markets is impossible. However, despite the tumble so far this year, we believe our fund's long-term record will again be competitive.

IN SUMMARY

The past several months have shown that diversification is not a quaint, outmoded principle. The dramatic dive in tech stocks and the rise in formerly out-of-favor market sectors illustrate the unpredictable nature of investing.

     Because of the inherent uncertainty in financial markets, we repeat our time-honored advice: Hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned dollars to us.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

March 8, 2001

REPORT
 FROM THE ADVISER                             LINCOLN CAPITAL MANAGEMENT COMPANY

After the strong absolute and relative performance we enjoyed in the last half of the fiscal year 2000, the most recent half-year was a difficult period indeed for vanguard u.s. growth fund. A sharp deceleration in economic activity, accompanied by steep drops in consumer and business confidence, produced a marked reduction in demand, especially for technology goods and services. While the average large-cap growth mutual fund returned -33.3% and the Russell 1000 Growth Index returned -36.8%, the U.S. Growth Fund's return was -42.6%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

     It has been many years since we experienced such a painful adjustment in the U.S. stock market. While the current economic environment is pressuring corporate earnings, we do not believe the situation is dire. Both monetary and fiscal policy options to revive the economy are available--indeed, helpful actions are in process. Also, inflationary pressures are by no means ominous. We believe that our portfolio consists of high-quality, large-capitalization growth stocks that are leaders in their markets. We also believe that our report to you after the fiscal year-end in August will contain much better news.

THE FUND'S SUCCESSES

In a bear market, "success" must be viewed in a relative sense (i.e., "successful" stocks are those that decline much less than the market as a whole). Being overweight in media stocks--an area that performed well compared with the broad market, and one where our selections were generally good--was helpful. Comcast was our best holding there.

     Our financial services holdings (including Capital One Financial and State Street) and our cyclical growth holdings (including General Electric and Tyco International) also performed better than counterpart sector holdings in the growth index benchmark.

THE FUND'S SHORTFALLS

Technology, the source of most of the fund's outperformance in the last half of fiscal 2000, accounted for all of its shortfall versus our benchmarks during this year's first fiscal half. We have positioned the technology portion of the portfolio in areas where we expect to see the best long-term, secular growth. These sectors include Internet infrastructure, data storage, and business-to-business software. We have eschewed stocks in the personal-computer group, a more mature business. (We note, however, that over the past six months, this latter group held up better in a technology sector that was the most heavily pressured part of the market.)

     Many of our large holdings are companies whose products or services are primarily bought by other businesses. These companies have announced significant earnings reductions, and their stock prices were certainly not anticipating that. Because these have been very profitable businesses with high returns on capital, their stocks sold at high price/earnings ratios. As they've disappointed the market, their prices were hit especially hard. Frankly, we were surprised by the magnitude of the impact of the economic slowdown on the stocks we held--the market has not distinguished between good and bad companies in this downturn.

THE FUND'S POSITION

The technology sector, at 37% of the fund's assets, remains our largest sector commitment, although it is below the tech weighting of our growth index benchmark. We continue to emphasize areas within the sector that are experiencing higher secular growth rates--especially Internet infrastructure and storage. Our holdings in the media and financial services groups also are overweighted relative to the benchmark. As you are aware, the volatility of the stock market in general and of growth stocks in particular has been very high, as both economic fundamentals and investor psychology ebb and flow. The market's very sharp decline represents, we believe, an overreaction to current economic circumstances. We're confident that we will look back at this period as a great buying opportunity for long-term investors.

John Cole, Portfolio Manager
David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

March 13, 2001

PORTFOLIO CHANGES                             SIX MONTHS ENDED FEBRUARY 28, 2001

   ADDITIONS                            COMMENTS
--------------------------------------------------------------------------------
   Microsoft*                           Improved valuation  makes it attractive.

   Schering-Plough*                     The most attractively valued drug stock.

   Coca-Cola                            Improving growth pattern.

   Cisco Systems                        Continued    strong    secular    growth
                                        prospects;   we   bought  it again after
                                        selling earlier at higher prices.
--------------------------------------------------------------------------------
   REDUCTIONS
--------------------------------------------------------------------------------
   Intel**                              Concern about long-term growth.

   Texas Instruments**                  Secular slowing in key components.

   Applied Materials                    Cyclical drop in orders and earnings.
--------------------------------------------------------------------------------
*New holding.
**Eliminated.




                                                                     See page 11
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE As of February 28, 2001
 for U.S. Growth Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                              WILSHIRE
                                 FUND         BEST FIT*           5000
----------------------------------------------------------------------
Number of Stocks                   57               526          6,651
Median Market Cap              $64.8B            $81.0B         $37.5B
Price/Earnings Ratio            58.6x             42.4x          26.5x
Price/Book Ratio                 7.0x              7.2x           3.9x
Yield                            0.0%              0.5%           1.2%
Return on Equity                27.9%             27.5%          22.6%
Earnings Growth Rate            23.7%             22.5%          15.6%
Foreign Holdings                 1.4%              0.0%           0.0%
Turnover Rate                  112%**                --             --
Expense Ratio                 0.42%**                --             --
Cash Investments                 1.5%                --             --
----------------------------------------------------------------------

-------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pfizer, Inc.                     7.8%
 (pharmaceuticals)

General Electric Co.             7.1
 (conglomerate)

Cisco Systems, Inc.              4.3
 (computer networks)

The Coca-Cola Co.                3.9
 (beverage)

Sun Microsystems, Inc.           3.8
 (computer technology)

Tyco International Ltd.          3.7
 (diversified services)

AOL Time Warner Inc.             3.4
 (media)

EMC Corp.                        2.7
 (computer technology)

Amgen, Inc.                      2.6
 (pharmaceuticals)

American Home Products Corp.     2.6
 (pharmaceuticals)
-------------------------------------
Top Ten                         41.9%
-------------------------------------

----------------------------------------------------------
VOLATILITY MEASURES

                                                  WILSHIRE
                 FUND     BEST FIT*     FUND          5000
----------------------------------------------------------
R-Squared        0.95          1.00     0.84          1.00
Beta             1.01          1.00     1.25          1.00
----------------------------------------------------------

--------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                                      WILSHIRE
                               FUND     BEST FIT*         5000
--------------------------------------------------------------
Auto & Transportation          0.0%          0.5%         2.0%
Consumer Discretionary        10.8          14.4         13.5
Consumer Staples               6.3           4.6          6.3
Financial Services             4.5           3.6         19.1
Health Care                   21.6          22.2         13.7
Integrated Oils                0.0           0.0          3.3
Other Energy                   2.9           2.1          3.1
Materials & Processing         0.0           0.1          3.0
Producer Durables              1.4           2.3          3.4
Technology                    37.5          38.1         18.0
Utilities                      4.0           3.0          9.1
Other                         11.0           9.1          5.5
--------------------------------------------------------------

----------------------
INVESTMENT FOCUS

MARKET CAP       LARGE
STYLE           GROWTH
----------------------

 *Russell 1000 Growth Index.
**Annualized.
                                                           [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

     BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
     CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
     EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
     EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
     FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
     MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
     PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
     PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
     R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
     RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
     TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
     YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                   AUGUST 31, 1990-FEBRUARY 28, 2001

FISCAL YEAR                     U.S.                RUSSELL
                              GROWTH                 GROWTH
                                FUND                  INDEX

1991                           34.3%                   33.5%
1992                            8.8                     7.7
1993                            1.7                     8.0
1994                            7.0                     6.5
1995                           22.8                    24.6
1996                           25.3                    18.4
1997                           32.5                    39.4
1998                           14.0                     8.3
1999                           37.4                    48.3
2000                           33.3                    33.5
2001*                         -42.6                   -36.8
--------------------------------------------------------------------------------
*Six months ended February 28, 2001.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 FEBRUARY 28, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.5%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (10.7%)
* AOL Time Warner Inc.                      $  10,200,000         $     449,106
* AT&T Corp.-Liberty Media Class A             18,900,100               277,831
  Home Depot, Inc.                              5,300,000               225,250
* Amazon.com, Inc.                             13,500,000               137,531
* Clear Channel Communications, Inc.            1,900,000               108,585
* Best Buy Co., Inc.                            2,500,000               102,400
* Viacom Inc. Class B                           1,835,200                91,209
                                                                  --------------
                                                                  $   1,391,912
                                                                  --------------
CONSUMER STAPLES (6.2%)
  The Coca-Cola Co.                             9,661,800               512,365
  CVS Corp.                                     3,500,000               213,500
* Safeway, Inc.                                 1,600,000                86,896
                                                                  --------------
                                                                  $     812,761
                                                                  --------------

FINANCIAL SERVICES (4.5%)
  Capital One Financial Corp.                   4,400,000               243,100
  State Street Corp.                            1,900,000               190,855
  Charles Schwab Corp.                          7,016,700               146,649
                                                                  --------------
                                                                  $     580,604
                                                                  --------------
HEALTH CARE (21.2%)
  Pfizer, Inc.                                 22,637,300             1,018,679
* Amgen, Inc.                                   4,700,000               338,694
  American Home Products Corp.                  5,400,000               333,558
  Schering-Plough Corp.                         8,240,600               331,684
  Abbott Laboratories                           3,700,000               181,263
* Forest Laboratories, Inc.                     2,500,000               173,825
* Genentech, Inc.                               2,731,800               143,419
* Genzyme Corp.                                 1,500,000               131,906
  Eli Lilly & Co.                               1,545,000               122,766
                                                                  --------------
                                                                  $   2,775,794
                                                                  --------------
OTHER ENERGY (2.8%)

* Calpine Corp.                                 4,900,000               218,001
  Enron Corp.                                   2,200,000               150,700
                                                                  --------------
                                                                  $     368,701
                                                                  --------------

PRODUCER DURABLES (1.4%)

* Applied Materials, Inc.                       4,400,000               185,900


TECHNOLOGY (37.0%)
  COMMUNICATIONS TECHNOLOGY (13.0%)

* Cisco Systems, Inc.                          23,800,000               563,762
* Juniper Networks, Inc.                        3,000,000               193,687
* CIENA Corp.                                   2,500,000               167,969
* QUALCOMM, Inc.                                2,700,000               147,994
  Corning, Inc.                                 5,100,000               138,210
  Nortel Networks Corp.                         7,010,500               129,624
* Brocade Communications Systems, Inc.          3,200,000               124,200

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
* Check Point Software Technologies Ltd.    $   1,400,000         $      89,775
* Extreme Networks, Inc.                        3,900,000                88,177
* Metromedia Fiber Network, Inc.                6,188,700                58,793

COMPUTER SERVICES SOFTWARE & Systems (7.9%)
* Oracle Corp.                                 16,186,200               307,538
* Microsoft Corp.                               4,500,000               265,500
* Veritas Software Corp.                        2,800,000               181,825
* BEA Systems, Inc.                             4,000,000               153,500
* Siebel Systems, Inc.                          1,600,000                61,200
* i2 Technologies, Inc.                         2,200,000                59,125

COMPUTER TECHNOLOGY (9.5%)
* Sun Microsystems, Inc.                       24,900,000               494,888
* EMC Corp.                                     8,900,000               353,864
* Palm, Inc.                                   11,700,000               203,288
* Network Appliance, Inc.                       6,514,900               193,818

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (3.8%)
* Broadcom Corp.                                2,900,000               142,825
* Xilinx, Inc.                                  3,111,100               120,944
* Analog Devices, Inc.                          2,500,000                93,250
* Applied Micro Circuits Corp.                  3,100,000                82,925
* Maxim Integrated Products, Inc.               1,300,000                59,963

ELECTRONICS--TECHNOLOGY (1.5%)

* Solectron Corp.                               7,000,000               190,750

SCIENTIFIC EQUIPMENT & Supplies (1.3%)

  Applera Corp-Applied Biosystems Group         2,384,500               164,769
                                                                  --------------
                                                                  $   4,832,163
                                                                  --------------
UTILITIES (3.9%)
* Comcast Corp.- Special Class A                7,066,600               306,072
* Sprint PCS                                    4,557,900               114,768
  Vodafone Group PLC ADR                        3,300,000                90,123
                                                                  --------------
                                                                  $     510,963
                                                                  --------------
OTHER (10.8%)
  General Electric Co.                         19,997,800               929,898
  Tyco International Ltd.                       8,900,000               486,385
                                                                  --------------
                                                                      1,416,283
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $14,668,184)                                              $  12,875,081
--------------------------------------------------------------------------------

                                                     FACE                MARKET
                                                   AMOUNT                VALUE*
                                                    (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.42%, 3/1/2001
  (COST $165,388)                           $     165,388         $     165,388
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $14,833,572)                                              $  13,040,469
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    124,582
Liabilities                                                             (88,939)
                                                                  --------------
                                                                  $      35,643
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 581,056,804 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                              $  13,076,112
===============================================================================

NET ASSET VALUE PER SHARE                                         $       22.50
===============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

---------------------------------------------------------------------------
AT FEBRUARY 28, 2001, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
                                                 AMOUNT                PER
                                                  (000)              SHARE
---------------------------------------------------------------------------
Paid-in Capital                             $  15,881,727         $  27.33
Overdistributed Net
  Investment Income                                (8,587)            (.01)
Accumulated Net
  Realized Losses                              (1,003,925)           (1.73)
Unrealized Depreciation--Note F                (1,793,103)           (3.09)
---------------------------------------------------------------------------
NET ASSETS                                  $  13,076,112         $  22.50
===========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                               U.S. GROWTH FUND
                                             SIX MONTHS ENDED FEBRUARY 28, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                          $    28,498
 Interest                                                                11,377
 Security Lending                                                           509
--------------------------------------------------------------------------------
  Total Income                                                      $    40,384
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                         9,647
 The Vanguard Group--Note C
  Management and Administrative                                          26,898
  Marketing and Distribution                                                943
 Custodian Fees                                                              11
 Auditing Fees                                                                7
 Shareholders' Reports                                                      234
 Trustees' Fees and Expenses                                                 16
--------------------------------------------------------------------------------
  Total Expenses                                                    $    37,756
  Expenses Paid Indirectly--Note D                                       (3,736)
--------------------------------------------------------------------------------
  Net Expenses                                                      $    34,020
--------------------------------------------------------------------------------
NET INVESTMENT INCOME 6,364
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (287,255)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                           (9,393,368)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(9,674,259)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           U.S. GROWTH FUND
                                                   -----------------------------
                                                    SIX MONTHS             YEAR
                                                         ENDED            ENDED
                                                 FEB. 28, 2001    AUG. 31, 2000
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                           $       6,364    $      44,925
 Realized Net Gain (Loss)                             (287,255)       3,116,570
 Change in Unrealized Appreciation
   (Depreciation)                                   (9,393,368)       2,293,584
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                   $  (9,674,259)   $   5,455,079
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                 (23,176)         (87,492)
 Realized Capital Gain                              (3,453,280)        (841,606)
--------------------------------------------------------------------------------
   Total Distributions                           $  (3,476,456)   $    (929,098)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                              2,537,979        5,114,365
 Issued in Lieu of Cash Distributions                3,366,595          899,196
 Redeemed                                           (2,008,656)      (4,215,800)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions                                 $   3,895,918    $   1,797,761
--------------------------------------------------------------------------------
 Total Increase (Decrease)                          (9,254,797)       6,323,742
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                 22,330,909       16,007,167
--------------------------------------------------------------------------------
End of Period                                    $  13,076,112    $  22,330,909
================================================================================

1Shares Issued (Redeemed)
 Issued                                                 75,729          118,692
 Issued in Lieu of Cash Distributions                  115,294           21,409
 Redeemed                                              (63,258)         (98,060)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares
     Outstanding                                 $     127,765    $      42,041
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                             U.S. GROWTH FUND
                                                                           YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED  -----------------------------------------------------
THROUGHOUT EACH PERIOD                 FEBRUARY 28, 2001      2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 49.26   $ 38.92    $ 30.36    $ 27.74    $ 22.62    $ 18.83
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .02       .10        .21        .21        .27        .26
  Net Realized and Unrealized Gain (Loss)
   on Investments                                 (19.28)    12.47      10.85       3.57       6.73       4.39
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               (19.26)    12.57      11.06       3.78       7.00       4.65
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.05)     (.21)      (.19)      (.27)      (.26)      (.29)
  Distributions from Realized Capital Gains        (7.45)    (2.02)     (2.31)      (.89)     (1.62)      (.57)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                              (7.50)    (2.23)     (2.50)     (1.16)     (1.88)      (.86)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $ 22.50   $ 49.26    $ 38.92    $ 30.36    $ 27.74    $ 22.62
===============================================================================================================

TOTAL RETURN                                     -42.59%    33.29%     37.38%     14.01%     32.50%     25.28%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $ 13,076  $ 22,331   $ 16,007    $ 9,587    $ 7,445    $ 4,544
  Ratio of Total Expenses to
   Average Net Assets                             0.42%*     0.38%      0.39%      0.41%      0.42%      0.43%
  Ratio of Net Investment Income to
   Average Net Assets                             0.07%*     0.24%      0.59%      0.69%      1.13%      1.32%
  Portfolio Turnover Rate                          112%*       76%        49%        48%        35%        44%
===============================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-ended investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 2001, the advisory fee represented an effective annual rate of 0.11% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2001, the fund had contributed capital of $3,104,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.1% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $3,735,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E.  During  the  six  months  ended   February  28,  2001,  the  fund  purchased
$10,285,501,000 of investment securities and sold $9,898,367,000 of investment securities other than temporary cash investments.

For federal tax purposes, capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $1,003,255,000 which are available to offset future net capital gains.

F. At February 28, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $1,793,103,000, consisting of unrealized gains of $1,857,903,000 on securities that had risen in value since their purchase and $3,651,006,000 in unrealized losses on securities that had fallen in value since their purchase.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

[SHIP GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

Post Office 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q232 042001

VANGUARD(R) CALVERT SOCIAL INDEX(TM)FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

FEBRUARY 28, 2001

[A MEMBER OF THE VANGAURD GROUP(R) LOGO]

SOME LESSONS FROM THE MARKETS

Although the year 2000 and early 2001 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Calvert Social Index Fund, which tracks an index of socially screened large-and mid-capitalization U.S. stocks, returned -24.1% during the first half of its fiscal year.

* The fund's performance reflected the poor returns from technology stocks, which accounted for more than one-third of the fund's assets during the period.

* Overall, the U.S. stock market fell sharply during the period, and bonds provided solid returns.

CONTENTS

1 Letter from the Chairman
5 Fund Profile
6 Glossary of Investment Terms
7 Performance Summary
8 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,

During a difficult six months for the stock market in general--and technology stocks in particular--vanguard calvert social index fund returned -24.1%. The fund's return for the half-year ended February 28, 2001, closely tracked the return of its target index--the Calvert Social Index--and outpaced that of its average mutual fund peer, but came up short versus the broad U.S. stock market.


TOTAL RETURNS                             SIX MONTHS ENDED
                                         FEBRUARY 28, 2001
----------------------------------------------------------
Vanguard Calvert Social Index Fund                  -24.1%
Average Large-Cap Growth Fund*                      -33.3
Calvert Social Index                                -24.0
Wilshire 5000 Index                                 -19.6
----------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table above presents the fund's six-month total return (capital change plus reinvested dividends), as well as the returns of the average large-capitalization growth mutual fund and our fund's target index. We also present the return of the Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market.

     The fund's total return is based on a decrease in net asset value from $11.14 per share on August 31, 2000, to $8.42 per share on February 28, 2001, and is adjusted for a dividend of $0.03 per share paid from net investment income and a distribution of $0.01 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW

The outlook for the U.S. economy darkened considerably during the six months ended February 28. Economic growth slowed to an annual rate of 1% in the final three months of 2000, a far cry from the 5%-plus growth rate recorded earlier in the year. Meanwhile, a spectacular plunge in the value of technology stocks dealt a blow to consumer confidence--which ultimately affects consumer spending, the main engine of the U.S. economy. Capital spending by business also slumped.

     The Federal Reserve Board tried to boost the economy by cutting its target for short-term interest rates by a total of 1 percentage point late in the fiscal year. The relatively low level of inflation--prices rose 1.7% in the half-year--gave the Fed room to aggressively lower rates.

     Economic uncertainty--with analysts split over whether a recession was waiting in the wings--cast a pall over the stock market. The final month of the period was particularly tough. The Wilshire 5000 Index declined -9.4% in

February alone, and several growth-oriented market indexes notched even bigger drops. The tech- heavy Nasdaq Composite Index shed a remarkable -22.3% in February and nearly -49% for the half-year. The tech sector's plunge seems to have been precipitated to a large degree by the conclusion that earnings forecasts had been way too optimistic and that sky-high valuations for many tech stocks were undeserved. Many investors also quickly became gripped by fear--as it turns out, quite legitimate fear--that some Internet ventures would run out of money before they turned a profit.


MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2001

                                                    SIX        ONE          FIVE
                                                 MONTHS       YEAR        YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -17.8%      -8.2%         15.9%
Russell 2000 Index (Small-caps)                  -11.2      -16.8           9.3
Wilshire 5000 Index (Entire market)              -19.6      -14.5          14.3
MSCI EAFE Index (International)                  -14.2      -17.2           5.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)        7.5%      13.4%          7.2%
Lehman 10 Year Municipal Bond Index                5.0       12.0           6.1
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          3.0        6.0           5.3
================================================================================
CPI
Consumer Price Index                               1.7%       3.5%          2.6%
--------------------------------------------------------------------------------
*Annualized.


     It appears, however, that the worst of the pain in the U.S. equity market was confined to growth-oriented investments, whose market expectations had been the rosiest. Indeed, value stocks performed remarkably well during the period. Small-cap value stocks (as measured by the Russell 2000 Value Index) returned 10.3% for the half-year, and mid-cap value stocks (as measured by the Standard & Poor's MidCap 400/BARRA Value Index) returned 12.0%. Though large-cap value stocks didn't fare quite as well (the S&P 500/BARRA Value Index returned -1.1% for the half-year), they far outpaced their growth counterparts, which returned -31.8%.

     While many stocks struggled mightily during the period, bonds flourished. Even high-yield bonds, which were beaten down late in calendar 2000 amid worries that the economic slowdown would dent companies' revenues and harm their ability to repay debt, surged in January and February. Overall, declines in interest rates across maturities ranged from about 30 basis points (0.30 percentage point) to about 150 basis points (1.50 percentage points). As a result, bond prices--which move in the opposite direction from yields--got a solid boost.

AN OVERVIEW OF OUR FUND'S PERFORMANCE

During the six months ended February 28, Vanguard Calvert Social Index Fund fulfilled its objective by closely tracking the Calvert Social Index. However, tight tracking was of cold comfort to shareholders, as the index, which has a distinct growth flavor, fell sharply during the period.

     The primary reason for our poor absolute performance was the terrible performance of technology and telecommunications stocks. The Calvert Social Index avoids stocks that fail to meet certain social criteria--for example, it excludes companies that may have significant involvement in tobacco, alcohol, gambling, weapons production, and nuclear power. This results in a high concentration of our fund's assets (about 70% on February 28) in technology, financial services, and health care stocks. Our technology holdings declined more than -54%, offsetting the relatively solid gains provided by our holdings among financial services companies, which earned 3.4%, and health care companies, which returned 2.8%.

--------------------------------------------------------------------------------
The index's avoidance of stocks that fail to meet certain social criteria resulted in a high concentration in technology, financial services, and health care stocks.
--------------------------------------------------------------------------------

     Our performance was also hindered by our relatively light stake among companies in the consumer staples sector, which was a solid performer during the six months. We held an average of less than 3% of assets in the sector. Among the best-performing stocks in this group were tobacco and alcoholic beverage companies, which don't qualify for inclusion in our fund. Also, as you might expect, the fund has little exposure to the materials & processing, auto & transportation, and energy sectors.

     Compared with the broad U.S. stock market, our fund had a bigger stake in large technology stocks and, thus, a lower return. However, compared with other large-cap growth stock funds, our commitment to large tech stocks was somewhat lighter, which accounted for our solid result relative to that of our average peer.

     Our fund will celebrate its first birthday at the end of May, and we don't believe that its disappointing start says anything about the fund's future performance. However, it is reasonable to expect that our fund's return will differ--sometimes significantly--from that of the overall stock market. Naturally, this difference may be positive or negative. This risk stems from the fact that the social screens used for the Calvert Social Index will put many companies in some sectors of the broad stock market out of bounds, thus leaving the fund somewhat concentrated in other sectors.

     Our fund's primary goal, of course, is to closely track the return of our target index. We are aided in this goal by our low costs. Our fund has an expense ratio (annual operating expenses as a percentage of average net assets) of 0.25%, or $2.50 per $1,000 in assets. Because operating expenses are deducted directly from a fund's returns, low costs help us to remain close to the index, which bears no real-world operating or transaction costs that funds must incur. Our low expenses also give us an edge over competing mutual funds. The average large-cap growth fund has an expense ratio of 1.46% (or $14.60 per $1,000), according to Lipper Inc. This huge gap in expenses helps our relative performance each year, and is an especially powerful advantage over the long run. It is also the main reason for our confidence that, over the long term, we will be able to closely track our target index and outperform the majority of our peer funds.

     We thank you for your investment in our fund, and we appreciate the trust you have placed in us.

IN SUMMARY

The generally disappointing performance provided by the stock market during the half-year was certainly difficult for investors to endure, but it should have come as no surprise. Down periods in the stock market can occur at any time and can persist for extended periods. That is why a long-term perspective is a requisite for successful investors.

     Because the timing and duration of market declines--and surges--are nearly impossible to predict, we urge investors to build portfolios for the long haul by diversifying their investments across asset classes (stocks, bonds, and short-term investments) and within asset classes. For those who are interested in a socially screened investment, we believe that our low-cost fund provides an excellent way to make sure that you capture as much of the segment's return as possible.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

March 9, 2001

FUND PROFILE                                             AS OF FEBRUARY 28, 2001
 FOR CALVERT SOCIAL INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on page 6.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          TARGET       WILSHIRE
                              FUND        INDEX*           5000
---------------------------------------------------------------
Number of Stocks               620           637          6,651
Median Market Cap           $41.3B        $41.3B         $37.5B
Price/Earnings Ratio         29.9x         29.9x          26.5x
Price/Book Ratio              5.2x          5.2x           3.9x
Yield                         0.7%          0.7%           1.2%
Return on Equity             25.1%         25.1%          22.6%
Earnings Growth Rate         19.6%         19.6%          15.6%
Foreign Holdings              0.1%          0.1%           0.0%
Turnover Rate                12%**            --             --
Expense Ratio              0.25%**            --             --
Cash Investments              0.0%            --             --
---------------------------------------------------------------


------------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pfizer, Inc.                                5.0%
 (pharmaceuticals)
Microsoft Corp.                             3.4
 (software)
Merck & Co., Inc.                           3.3
 (pharmaceuticals)
AOL Time Warner Inc.                        3.1
 (media)
American International Group, Inc.          2.9
 (insurance)
SBC Communications Inc.                     2.9
 (telecommunications)
Intel Corp.                                 2.3
 (computer hardware)
Johnson & Johnson                           2.3
 (pharmaceuticals)
International Business Machines Corp.       2.2
 (computer technology)
Cisco Systems, Inc.                         2.1
 (computer networks)
------------------------------------------------
Top Ten                                    29.5%
------------------------------------------------


-------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)
                                              TARGET       WILSHIRE
                                   FUND       INDEX*           5000
-------------------------------------------------------------------
Auto & Transportation               1.0%        1.0%           2.0%
Consumer Discretionary             12.0        12.0           13.5
Consumer Staples                    3.5         3.5            6.3
Financial Services                 26.6        26.6           19.1
Health Care                        18.8        18.8           13.7
Integrated Oils                     0.0         0.0            3.3
Other Energy                        1.1         1.1            3.1
Materials & Processing              0.7         0.7            3.0
Producer Durables                   3.0         3.0            3.4
Technology                         24.5        24.5           18.0
Utilities                           8.5         8.5            9.1
Other                               0.3         0.3            5.5
-------------------------------------------------------------------


----------------------
INVESTMENT FOCUS

MARKET CAP      LARGE
STYLE           GROWTH
----------------------                                     [PICTURE OF COMPUTER]
                                                               VISIT OUR WEBSITE
*Calvert Social Index.                                          WWW.VANGUARD.COM
**Annualized.                                              FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR CALVERT SOCIAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

-------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               MAY 31, 2000-FEBRUARY 28, 2001

FISCAL YEAR           CALVERT SOCIAL INDEX FUND      CALVERT SOCIAL INDEX

2000                          11.1                          10.5
2001*                        -24.1                         -24.0
-------------------------------------------------------------------------
*Six months ended February 28, 2001.
See Financial Highlights table on page 18 for dividend and capital gains information since inception.
-------------------------------------------------------------------------

FINANCIAL STATEMENTS
 FEBRUARY 28, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.0%)
  Harley-Davidson, Inc.                             $   3,607         $     156
  Southwest Airlines Co.                                7,968               148
* FedEx Corp.                                           3,202               131
  Genuine Parts Co.                                     2,038                55
  PACCAR, Inc.                                            905                42
  Expeditors International of Washington, Inc.            600                35
* Continental Airlines, Inc. Class B                      700                31
* Gentex Corp.                                            900                23
  UAL Corp.                                               572                22
  CNF Inc.                                                565                19
                                                                      ----------
                                                                      $     662
                                                                      ----------
CONSUMER DISCRETIONARY (11.9%)
* AOL Time Warner Inc.                                 47,288             2,082
  Home Depot, Inc.                                     27,598             1,173
  Target Corp.                                         10,680               417
  Gillette Co.                                         11,344               369
  Lowe's Cos., Inc.                                     4,215               236
* Costco Wholesale Corp.                                5,298               221
* Kohl's Corp.                                          3,239               213
  Omnicom Group Inc.                                    2,139               194
  The Gap, Inc.                                         6,645               181
  The McGraw-Hill Cos., Inc.                            2,264               133
  Avon Products, Inc.                                   2,826               120
* Starbucks Corp.                                       2,147               102
* Yahoo!, Inc.                                          3,909                93
* Best Buy Co., Inc.                                    2,075                85
  Newell Rubbermaid, Inc.                               3,080                81
* Bed Bath & Beyond, Inc.                               3,278                81
* Staples, Inc.                                         5,432                81
* Electronic Arts Inc.                                  1,472                74
  New York Times Co. Class A                            1,629                72
* Convergys Corp.                                       1,706                72
* Exodus Communications, Inc.                           4,858                71
* eBay Inc.                                             1,848                71
* EchoStar Communications Corp.                         2,413                63
  Dollar General Corp.                                  3,245                60
* Univision Communications Inc.                         1,574                52
* USA Networks, Inc.                                    2,086                49
  J.C. Penney Co., Inc.                                 3,050                49
  Whirlpool Corp.                                         900                48
  Family Dollar Stores, Inc.                            1,831                48
  Estee Lauder Cos. Class A                             1,220                47
  E.W. Scripps Co. Class A                                705                44
* Robert Half International, Inc.                       1,842                44
  Black & Decker Corp.                                  1,017                42
* TMP Worldwide, Inc.                                     800                42
* BJ's Wholesale Club, Inc.                               899                41
  R.R. Donnelley & Sons Co.                             1,366                40
* Commerce One, Inc.                                    2,200                38
* Apollo Group, Inc. Class A                            1,051                37
  The Stanley Works                                     1,020                35
  Harcourt General, Inc.                                  598                34

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                       SHARES             (000)
--------------------------------------------------------------------------------
* Brinker International, Inc.                       $   1,132         $      33
* Office Depot, Inc.                                    3,543                33
  Darden Restaurants Inc.                               1,472                32
  Manpower Inc.                                           902                31
* Dollar Tree Stores, Inc.                              1,074                30
  Liz Claiborne, Inc.                                     580                28
  Maytag Corp.                                            814                27
  Washington Post Co. Class B                              44                27
* Amazon.com, Inc.                                      2,659                27
* Devry, Inc.                                             700                25
  Viad Corp.                                            1,027                25
* PRIMEDIA Inc.                                         2,395                23
  Galileo International, Inc.                           1,022                23
  Callaway Golf Co.                                       902                22
* Lamar Advertising Co. Class A                           518                21
* Outback Steakhouse                                      800                21
  Fastenal Co.                                            351                21
  Ross Stores, Inc.                                     1,019                21
  Nordstrom, Inc.                                       1,081                20
* Catalina Marketing Corp.                                575                19
  True North Communications                               500                19
  Snap-On Inc.                                            679                19
  Belo Corp. Class A                                    1,059                19
* DoubleClick Inc.                                      1,359                18
* Valassis Communications, Inc.                           576                17
* Hispanic Broadcasting Corp.                             738                17
* CDW Computer Centers, Inc.                              516                17
* Tech Data Corp.                                         570                17
* Entercom Communications Corp.                           400                16
* Barnes & Noble, Inc.                                    593                16
  Houghton Mifflin Co.                                    342                15
  Tupperware Corp.                                        600                14
  Meredith Corp.                                          369                13
* Borders Group, Inc.                                     804                13
* Williams Sonoma, Inc.                                   476                13
* Getty Images, Inc.                                      500                13
* Earthlink, Inc.                                       1,357                12
  John Wiley & Sons Class A                               582                12
  Media General, Inc. Class A                             236                12
  The McClatchy Co. Class A                               261                11
* Pegasus Communications Corp. Class A                    400                11
* CMGI Inc                                              2,550                10
  Hollinger International, Inc.                           600                10
* Citadel Communications Corp.                            400                10
  American Greetings Corp. Class A                        687                 9
* CNET Networks, Inc.                                     763                 9
* InfoSpace, Inc.                                       2,300                 9
* Cox Radio, Inc.                                         400                 9
* Hearst-Argyle Television Inc.                           425                 9
* Sirius Satellite Radio, Inc.                            400                 9
* Insight Enterprises, Inc.                               400                 9
  Blyth, Inc.                                             365                 8
* Internet Capital Group, Inc.                          2,200                 8
* Timberland Co.                                          100                 6
* Internap Network Services Corp.                       1,300                 5
* Pixar, Inc.                                             163                 5
* Teletech Holdings Inc.                                  300                 5
* Learning Tree International, Inc.                       100                 4
* Ticketmaster-Class B                                    400                 4
* DiamondCluster International, Inc.                      200                 4
* VerticalNet, Inc.                                       500                 2
* Priceline.com Inc.                                      400                 1
                                                                      ----------
                                                                      $   8,003
                                                                      ----------
CONSUMER STAPLES (3.5%)
  Walgreen Co.                                         12,054               534
  Colgate-Palmolive Co.                                 6,784               401
  CVS Corp.                                             4,627               282
  Sysco Corp.                                           7,888               215
  H.J. Heinz Co.                                        4,177               178
  General Mills, Inc.                                   3,305               148
  The Quaker Oats Co.                                   1,479               144
  Ralston-Ralston Purina Group                          3,600               112
  Wrigley, (Wm.) Jr. Co.                                  854                80
  Hershey Foods Corp.                                   1,086                70
  Kellogg Co.                                           2,646                70
  McCormick & Co., Inc.                                   693                27
  SuperValu Inc.                                        1,588                22
  Tootsie Roll Industries, Inc.                           444                22
  Dial Corp.                                            1,042                15
                                                                      ----------
                                                                      $   2,320
                                                                      ----------
FINANCIAL SERVICES (26.8%)
  BANKS--NEW YORK CITY (2.3%)
  J.P. Morgan Chase & Co.                              22,515             1,051
  The Bank of New York Co., Inc.                        8,691               450

BANKS--OUTSIDE NEW YORK CITY (9.3%)
  Bank of America Corp.                                19,297               964
  U.S. Bancorp                                         22,595               524
  Bank One Corp.                                       13,743               485
  FleetBoston Financial Corp.                          10,632               439
  First Union Corp.                                    11,629               376
  Fifth Third Bancorp                                   5,224               281
  Mellon Financial Corp.                                5,792               268
  PNC Financial Services Group                          3,496               243
  SunTrust Banks, Inc.                                  3,113               205
  State Street Corp.                                    1,915               192
  Northern Trust Corp.                                  2,500               178
  BB&T Corp.                                            4,668               169
  National City Corp.                                   6,217               169
  Wachovia Corp.                                        2,373               150
  Comerica, Inc.                                        2,110               134
  KeyCorp                                               5,002               130
  Summit Bancorp                                        2,134                90
  SouthTrust Corp.                                      2,026                86
  Regions Financial Corp.                               2,601                78
  AmSouth Bancorp                                       4,326                75
  M & T Bank Corp.                                      1,071                73

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES             (000)
--------------------------------------------------------------------------------
  Synovus Financial Corp.                           $   2,577         $      72
  Old Kent Financial Corp.                              1,677                67
  National Community Bancorp                            2,378                61
  Union Planters Corp.                                  1,590                61
  Zions Bancorp                                         1,015                58
  Marshall & Ilsley Corp.                               1,043                56
  North Fork Bancorp, Inc.                              2,037                51
  Huntington Bancshares Inc.                            2,963                44
  Banknorth Group, Inc.                                 1,693                34
  TCF Financial Corp.                                     912                34
  Compass Bancshares Inc.                               1,453                31
  Mercantile Bankshares Corp.                             793                31
  Hibernia Corp. Class A                                1,916                28
  First Virginia Banks, Inc.                              567                26
  Wilmington Trust Corp.                                  444                26
  Associated Banc-Corp.                                   695                24
  Commerce Bancshares, Inc.                               603                24
  FirstMerit Corp.                                        921                24
  Centura Banks, Inc.                                     453                23
  Cullen/Frost Bankers, Inc.                              600                21
  Valley National Bancorp                                 683                19
  Pacific Century Financial Corp.                         907                18
  City National Corp.                                     467                17
  Colonial BancGroup, Inc.                              1,251                16
  Old National Bancorp                                    596                14
* Silicon Valley Bancshares                               500                14
  Trustmark Corp.                                         596                13

DIVERSIFIED FINANCIAL SERVICES (1.8%)
  American Express Co.                                 13,907               610
  Marsh & McLennan Cos., Inc.                           3,259               349
  American General Corp.                                3,033               231
* BISYS Group, Inc.                                       674                36

FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                           2,365               131

FINANCE--SMALL LOAN (0.2%)
  USA Education Inc.                                    1,814               132
* AmeriCredit Corp.                                       900                31

FINANCIAL DATA PROCESSING SERVICES (2.0%)
  Automatic Data Processing, Inc.                       7,448               439
  First Data Corp.                                      4,864               300
  Paychex, Inc.                                         3,899               156
* Concord EFS, Inc.                                     2,577               119
* SunGard Data Systems, Inc.                            1,573                88
* Fiserv, Inc.                                          1,465                73
* DST Systems, Inc.                                       870                53
* Affiliated Computer Services, Inc. Class A              562                35
* CheckFree Corp.                                         671                32
  Deluxe Corp.                                            802                20
* Nova Corp. (Georgia)                                    699                13
* Portal Software, Inc.                                 1,200                 9
* CompuCredit Corp.                                       100                 1

FINANCIAL INFORMATION SERVICES (0.2%)
  Dow Jones & Co., Inc.                                   721                44
  Moody's Corp.                                         1,616                44
* HomeStore.com, Inc.                                     700                21

FINANCIAL MISCELLANEOUS (3.5%)
  Fannie Mae                                           12,181               971
  Freddie Mac                                           8,238               542
  MBNA Corp.                                            8,779               289
  Providian Financial Corp.                             3,382               169
  MBIA, Inc.                                            1,234                94
  AMBAC Financial Group Inc.                            1,241                70
  MGIC Investment Corp.                                 1,142                66
  H & R Block, Inc.                                     1,132                56
  Radian Group, Inc.                                      500                31
  Fidelity National Financial, Inc.                       700                22
  Metris Cos., Inc.                                       700                15
  Nationwide Financial Services, Inc.                     300                12

INSURANCE--LIFE (0.1%)
  Jefferson-Pilot Corp.                                 1,241                84

INSURANCE--MULTILINE (4.7%)
  American International Group, Inc.                   23,526             1,924
  CIGNA Corp.                                           1,819               199
  AFLAC, Inc.                                           3,158               190
  The Hartford Financial Services Group Inc.            2,698               172
  St. Paul Cos., Inc.                                   2,606               121
  Lincoln National Corp.                                2,163                95
  Aon Corp.                                             2,645                91
  UnumProvident Corp.                                   2,523                66
  Cincinnati Financial Corp.                            1,518                56
  Torchmark Corp.                                       1,477                51
  Allmerica Financial Corp.                               673                36
  SAFECO Corp.                                          1,475                32
  American National Insurance Co.                         336                25
  Arthur J. Gallagher & Co.                               900                23
  Protective Life Corp.                                   687                21
  Unitrin, Inc.                                           496                19

INSURANCE--PROPERTY-CASUALTY (0.5%)
  The Chubb Corp.                                       2,037               146
  Progressive Corp. of Ohio                               798                79
  Everest Re Group, Ltd.                                  563                36
  The PMI Group Inc.                                      560                31
  Transatlantic Holdings, Inc.                            247                25
  21st Century Insurance Group                            914                17
  Mercury General Corp.                                   300                10
  Erie Indemnity Co. Class A                              291                 8

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                       SHARES             (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES (0.4%)
  Stilwell Financial, Inc.                          $   2,598         $      83
  T. Rowe Price Group Inc.                              1,461                52
  SEI Corp.                                               472                40
  Federated Investors, Inc.                             1,116                30
  Eaton Vance Corp.                                       700                21
  Waddell & Reed Financial, Inc.                          460                14

RENT & LEASE SERVICES--COMMERCIAL (0.0%)
  Comdisco, Inc.                                        1,205                15
* United Rentals, Inc.                                    397                 7

SAVINGS & LOAN (0.9%)
  Washington Mutual, Inc.                               6,877               353
  Golden West Financial Corp.                           1,617                89
  Dime Bancorp, Inc.                                    1,453                43
  Green Point Financial Corp.                           1,045                36
  Astoria Financial Corp.                                 573                31
  Sovereign Bancorp, Inc.                               2,802                25
  Golden State Bancorp Inc.                               670                18
  Peoples Bank Bridgeport                                 286                 8

SECURITIES BROKERS & SERVICES (0.7%)
  Charles Schwab Corp.                                 13,022               272
  Franklin Resources Corp.                              1,935                81
  Legg Mason Inc.                                         782                37
  A.G. Edwards & Sons, Inc.                               920                36
* E*TRADE Group, Inc.                                   2,589                23
* Knight Trading Group, Inc.                            1,150                19
* AmeriTrade Holding Corp.                              1,135                 9
                                                                      ----------
                                                                      $  17,920
                                                                      ----------
HEALTH CARE (18.8%)
  Pfizer, Inc.                                         74,910             3,371
  Merck & Co., Inc.                                    27,146             2,177
  Johnson & Johnson                                    15,473             1,506
* Amgen, Inc.                                          12,175               877
  Medtronic, Inc.                                      14,307               732
  Schering-Plough Corp.                                17,379               700
  Cardinal Health, Inc.                                 3,279               333
* Guidant Corp.                                         3,614               184
* Forest Laboratories, Inc.                             2,028               141
  Allergan, Inc.                                        1,600               139
* Biogen, Inc.                                          1,802               129
* ALZA Corp.                                            2,774               110
  Becton, Dickinson & Co.                               2,939               106
* MedImmune Inc.                                        2,355               103
  Stryker Corp.                                         1,761                99
  McKesson HBOC, Inc.                                   3,179                92
  IMS Health, Inc.                                      3,414                92
* IDEC Pharmaceuticals Corp.                            1,600                90
* Genzyme Corp.                                         1,013                89
  Biomet, Inc.                                          1,978                77
* Millennium Pharmaceuticals, Inc.                      2,200                74
* HEALTHSOUTH Corp.                                     4,520                72
* Wellpoint Health Networks Inc. Class A                  686                68
* IVAX Corp.                                            1,613                60
* Chiron Corp.                                          1,244                58
* St. Jude Medical, Inc.                                1,013                57
* Boston Scientific Corp.                               3,358                55
* Health Management Associates Class A                  2,824                49
* Sepracor Inc.                                           889                46
* Gilead Sciences, Inc.                                 1,118                42
* Express Scripts                                         452                41
* Lincare Holdings, Inc.                                  673                40
* Vertex Pharmaceuticals, Inc.                            700                35
* Caremark Rx, Inc.                                     2,500                35
* WebMD Corporation                                     3,500                33
* Enzon, Inc.                                             500                32
* AmeriSource Health Corp.                                600                32
* Abgenix, Inc.                                           900                31
* Protein Design Labs, Inc.                               500                31
* Cytyc Corp.                                             500                31
* Applera Corp.-Celera Genomics Group                     700                30
* Health Net Inc.                                       1,369                30
* Trigon Healthcare, Inc.                                 500                30
* Affymetrix, Inc.                                        500                29
* Cephalon, Inc.                                          500                28
* ImClone Systems, Inc.                                   800                28
  Beckman Coulter, Inc.                                   700                28
* Oxford Health Plan                                      810                27
* ICOS Corp.                                              459                25
  Omnicare, Inc.                                        1,123                25
* Quintiles Transnational Corp.                         1,255                23
* Universal Health Services Class B                       241                22
* Patterson Dental Co.                                    700                22
* Cor Therapeutics, Inc.                                  600                21
* Medicis Pharmaceutical Corp.                            400                21
* First Health Group Corp.                                500                21
  DENTSPLY International Inc.                             571                21
* Medarex, Inc.                                           800                20
* Alkermes, Inc.                                          600                19
* MiniMed, Inc.                                           500                18
* Inhale Therapeutic Systems                              500                14
* Techne Corp.                                            500                13
* Incyte Genomics, Inc.                                   700                12
* VISIX Inc.                                              687                12
* Aurora Biosciences Corp.                                200                 4
                                                                      ----------
                                                                      $  12,612
                                                                      ----------
OTHER ENERGY (1.1%)
  El Paso Corp.                                         5,407               380
* Calpine Corp.                                         3,300               147
  EOG Resources, Inc.                                   1,260                55
* Smith International, Inc.                               666                50
* Cooper Cameron Corp.                                    600                36
  Equitable Resources, Inc.                               400                23

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES             (000)
--------------------------------------------------------------------------------
* Varco International, Inc.                         $   1,000         $      22
* Louis Dreyfus Natural Gas Corp.                         300                11
                                                                      ----------
                                                                      $     724
                                                                      ----------
MATERIALS & PROCESSING (0.7%)
  Masco Corp.                                           5,297               124
  Praxair, Inc.                                         1,914                85
  Avery Dennison Corp.                                  1,352                72
  Ecolab, Inc.                                          1,300                55
  Sigma-Aldrich Corp.                                     936                41
* Sealed Air Corp.                                      1,012                40
* Grant Prideco, Inc.                                   1,300                24
* Catellus Development Corp.                              944                17
  Harsco Corp.                                            454                13
                                                                      ----------
                                                                      $     471
                                                                      ----------
PRODUCER DURABLES (3.0%)
* Applied Materials, Inc.                               9,579               405
* Agilent Technologies, Inc.                            4,900               176
  Deere & Co.                                           2,715               110
  Pitney Bowes, Inc.                                    3,057               104
* Waters Corp.                                          1,568               103
  Dover Corp.                                           2,374                91
* Lexmark International, Inc.                           1,572                82
* KLA-Tencor Corp.                                      2,247                80
  Danaher Corp.                                         1,192                76
* Novellus Systems, Inc.                                1,558                60
* Teradyne, Inc.                                        1,930                60
  Parker Hannifin Corp.                                 1,351                58
* American Tower Corp. Class A                          1,894                55
* Crown Castle International Corp.                      1,900                48
  Xerox Corp.                                           7,694                46
  W.W. Grainger, Inc.                                     926                32
* LAM Research Corp.                                    1,400                30
  Molex, Inc. Class A                                   1,032                28
* American Power Conversion Corp.                       2,059                25
  Molex, Inc.                                             632                23
  Herman Miller, Inc.                                     906                23
  Diebold, Inc.                                           795                22
* RF Micro Devices, Inc.                                1,914                21
  Clayton Homes Inc.                                    1,488                19
* Polycom, Inc.                                           800                17
  Hubbell Inc. Class B                                    573                16
  Pentair, Inc.                                           557                15
  Technitrol, Inc.                                        400                14
  HON Industries, Inc.                                    581                14
* Credence Systems Corp.                                  600                14
* Andrew Corp.                                            908                14
  Cummins Engine Co., Inc.                                356                13
* Powerwave Technologies, Inc.                            700                11
  CTS Corp.                                               300                10
  C & D Technology Inc.                                   300                10
* Efficient Networks, Inc.                                400                 9
* Cognex Corp.                                            400                 8
* EMCORE Corp.                                            300                 8
* Kulicke & Soffa Industries, Inc.                        600                 7
* LTX Corp.                                               500                 7
* Cymer, Inc.                                             300                 6
* Mastec Inc.                                             400                 6
* PRI Automation, Inc.                                    200                 4
* Antec Corp.                                             400                 4
* Terayon Communications Systems, Inc.                    500                 3
                                                                      ----------
                                                                      $   1,987
                                                                      ----------
TECHNOLOGY (24.5%)
* Microsoft Corp.                                      38,505             2,272
  Intel Corp.                                          53,592             1,531
  International Business Machines Corp.                15,026             1,501
* Cisco Systems, Inc.                                  59,808             1,417
* EMC Corp.                                            18,470               734
* Oracle Corp.                                         36,394               691
* Sun Microsystems, Inc.                               27,070               538
  Texas Instruments, Inc.                              14,700               434
* Dell Computer Corp.                                  19,452               426
  Hewlett-Packard Co.                                  13,996               404
* QUALCOMM, Inc.                                        6,353               348
  Lucent Technologies, Inc.                            28,090               326
* JDS Uniphase Corp.                                   10,985               294
  Compaq Computer Corp.                                14,288               289
* Veritas Software Corp.                                3,523               229
  Electronic Data Systems Corp.                         3,434               219
* CIENA Corp.                                           2,476               166
* Solectron Corp.                                       5,098               139
* Tellabs, Inc.                                         3,141               137
* Micron Technology, Inc.                               3,785               130
* Juniper Networks, Inc.                                2,000               129
  Computer Associates International, Inc.               3,992               124
* BEA Systems, Inc.                                     3,200               123
  Applera Corp-Applied Biosystems Group                 1,779               123
* Siebel Systems, Inc.                                  3,098               118
* Xilinx, Inc.                                          2,832               110
  Linear Technology Corp.                               2,719               108
* Maxim Integrated Products, Inc.                       2,274               105
* Palm, Inc.                                            4,773                83
* Altera Corp.                                          3,336                77
* Network Appliance, Inc.                               2,510                75
* VeriSign, Inc.                                        1,545                74
* Brocade Communications Systems, Inc.                  1,900                74
* Sanmina Corp.                                         2,460                73
* ADC Telecommunications, Inc.                          6,016                67
* PeopleSoft, Inc.                                      2,061                66
  Scientific-Atlanta, Inc.                              1,413                66
* i2 Technologies, Inc.                                 2,414                65
* Applied Micro Circuits Corp.                          2,446                65

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                       SHARES             (000)
--------------------------------------------------------------------------------
* Intuit, Inc.                                      $   1,566         $      64
* BMC Software, Inc.                                    2,029                61
* Vitesse Semiconductor Corp.                           1,512                60
  Adobe Systems, Inc.                                   2,022                59
* Rational Software Corp.                               1,638                57
* Advanced Micro Devices, Inc.                          2,598                56
* Broadcom Corp.                                        1,080                53
* Cadence Design Systems, Inc.                          2,028                51
  Symbol Technologies, Inc.                             1,079                50
* Apple Computer, Inc.                                  2,736                50
* Sabre Holdings Corp.                                  1,074                46
* PMC Sierra Inc.                                       1,383                46
* Amdocs Ltd.                                             676                44
* Mercury Interactive Corp.                               700                44
* Openwave Systems Inc.                                 1,183                44
* LSI Logic Corp.                                       2,600                42
* Citrix Systems, Inc.                                  1,541                40
* Atmel Corp.                                           3,792                40
* NCR Corp.                                               830                37
* Redback Networks Inc.                                 1,200                37
* Avaya Inc.                                            2,274                32
* Synopsys, Inc.                                          595                32
* Ariba, Inc.                                           1,900                31
* Compuware Corp.                                       2,985                31
* Symantec Corp.                                          678                31
* Peregrine Systems, Inc.                               1,200                30
* QLogic Corp.                                            799                30
* Gateway, Inc.                                         1,726                30
* Parametric Technology Corp.                           2,170                29
* Rambus Inc.                                             728                28
* SCI Systems, Inc.                                     1,300                27
* 3Com Corp.                                            2,861                26
* Integrated Device Technology Inc.                       900                26
* Micromuse Inc.                                          600                25
* Metromedia Fiber Network, Inc.                        2,634                25
* Ceridian Corp.                                        1,195                24
* Arrow Electronics, Inc.                                 829                23
* Conexant Systems, Inc.                                1,900                23
* Apogent Technologies Inc.                             1,140                23
* NVIDIA Corp.                                            500                22
* McData Corp. Class A                                  1,157                21
* Jabil Circuit, Inc.                                     934                21
* Acxiom Corp.                                            717                20
* Extreme Networks, Inc.                                  900                20
* Sycamore Networks, Inc.                               1,100                20
  Avnet, Inc.                                             818                20
  Autodesk, Inc.                                          483                18
* Cabletron Systems, Inc.                               1,345                18
* Emulex Corp.                                            600                18
* Vishay Intertechnology, Inc.                          1,000                18
* Internet Security Systems, Inc.                         300                17
* Lattice Semiconductor Corp.                             900                17
* Micrel, Inc.                                            600                17
* Informix Corp.                                        2,200                16
* Macrovision Corp.                                       400                16
* Novell, Inc.                                          2,743                16
* National Instruments Corp.                              300                15
* Quantum Corp.-DLT & Storage Systems                   1,216                15
* Sensormatic Electronics Corp.                           700                15
* Sybase, Inc.                                            700                14
* CSG Systems International, Inc.                         370                14
* RSA Security Inc.                                       300                14
  Dallas Semiconductor Corp.                              500                14
* TranSwitch Corp.                                        700                14
  Reynolds & Reynolds Class A                             603                13
* Finisar Corp.                                         1,100                13
* Semtech Corp.                                           500                13
* Cree, Inc.                                              600                13
* BroadVision, Inc.                                     1,620                12
* Electronics for Imaging, Inc.                           475                12
* Vignette Corp.                                        1,900                12
* Wind River Systems Inc.                                 500                12
* Ingram Micro, Inc.                                      894                12
* Macromedia, Inc.                                        366                11
* Advanced Fibre Communications, Inc.                     600                11
* Inktomi Corp.                                           946                11
* SanDisk Corp.                                           500                11
* TriQuint Semiconductor, Inc.                            600                11
* Art Technology Group, Inc.                              400                10
* Amkor Technology, Inc.                                  600                10
* Fairchild Semiconductor Corp.                           700                10
* Legato Systems, Inc.                                    714                 9
* Zebra Technologies Corp. Class A                        200                 9
* Akamai Technologies, Inc.                               500                 8
* American Management Systems, Inc.                       355                 8
* Black Box Corp.                                         200                 8
* Adaptec, Inc.                                           740                 8
* Storage Technology Corp.                                735                 8
* Coherent, Inc.                                          200                 8
  AVX Corp.                                               434                 8
* Agile Software Corp.                                    300                 7
* Keane, Inc.                                             496                 7
* Sapient Corp.                                           554                 7
* CommScope, Inc.                                         368                 7
* Network Associates, Inc.                              1,087                 7
* TIBCO Software Inc.                                     500                 7
* Silicon Graphics, Inc.                                1,500                 7
* RealNetworks, Inc.                                      806                 6
* Red Hat, Inc.                                           900                 6
* Aspect Communications Corp.                             500                 6
* Foundry Networks, Inc.                                  500                 6
* Infonet Services Corp.                                1,100                 6
* Tekelec                                                 300                 6

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CALVERT SOCIAL INDEX FUND                               SHARES            (000)
--------------------------------------------------------------------------------
* Safeguard Scientifics, Inc.                       $     900         $       6
* MRV Communications Inc.                                 500                 6
* Exar Corp.                                              300                 6
* GlobeSpan, Inc.                                         300                 6
* J.D. Edwards & Co.                                      446                 5
* Quest Software, Inc.                                    200                 5
* Remedy Corp.                                            200                 5
* Aether Systems, Inc.                                    200                 5
* DMC Stratex Networks, Inc.                              600                 5
* Xircom, Inc.                                            200                 5
* Alpha Industries, Inc.                                  300                 5
* Sawtek Inc.                                             300                 5
* Silicon Storage Technology, Inc.                        500                 5
* Kopin Corp.                                             500                 4
* Gartner, Inc. Class A                                   320                 3
* Digital Lightwave, Inc.                                 100                 3
* Echelon Corp.                                           200                 3
* Entrust Technologies, Inc.                              400                 3
* Inet Technologies, Inc.                                 200                 3
* Liberate Technologies, Inc.                             300                 3
* SONICblue Inc.                                          400                 3
* Allaire Corp.                                           200                 2
* Digex, Inc.                                             100                 2
* Kana Communications, Inc.                               500                 2
* Proxicom, Inc.                                          300                 2
* Vitria Technology, Inc.                                 500                 2
* Adtran, Inc.                                            100                 2
* Clarent Corp.                                           200                 2
* Covad Communications Group, Inc.                      1,100                 2
* Harmonic, Inc.                                          300                 2
* Remec, Inc.                                             200                 2
* DSP Group Inc.                                          100                 2
* SCM Microsystems,Inc.                                   100                 2
* Digital Island Inc.                                     300                 1
* Mercator Software, Inc.                                 200                 1
* MicroStrategy Inc.                                      100                 1
* New Era of Networks, Inc.                               145                 1
* Pumatech, Inc.                                          200                 1
* Viant Corp.                                             200                 1
* Xcelera.com, Inc.                                       100                 1
* Copper Mountain Networks, Inc.                          300                 1
* Ditech Communications Corp.                             100                 1
* Netro Corp.                                             200                 1
* PSINet, Inc.                                            675                 1
* Scient Corp.                                            300                 1
* USinternetworking, Inc.                                 500                 1
* iXL Enterprises, Inc.                                   200                 0
* NorthPoint Communications Group, Inc.                   600                 0
                                                                      ----------
                                                                      $  16,374
                                                                      ----------
UTILITIES (8.5%)
  SBC Communications Inc.                              40,291             1,922
  BellSouth Corp.                                      22,133               929
* Qwest Communications International Inc.              16,307               603
* Comcast Corp.-Special Class A                        10,312               447
* AES Corp.                                             4,456               240
  ALLTEL Corp.                                          3,522               189
* NEXTEL Communications, Inc.                           7,228               174
* VoiceStream Wireless Corp.                            1,600               152
* Cox Communications, Inc. Class A                      2,268                94
* Cablevision Systems Corp.Class B                        975                76
* McLeodUSA, Inc. Class A                               5,152                68
  Telephone & Data Systems, Inc.                          674                63
  KeySpan Corp.                                         1,580                62
* NTL Inc.                                              2,363                61
* BroadWing Inc.                                        2,391                56
  Kinder Morgan, Inc.                                     951                53
  CenturyTel, Inc.                                      1,688                49
* Citizens Communications Co.                           3,052                47
* Xo Communications Inc.                                3,058                45
* Adelphia Communications Corp. Class A                   967                38
* Western Wireless Corp. Class A                          794                33
  American Water Works Co., Inc.                        1,000                28
  Questar Corp.                                           911                25
  Puget Energy, Inc.                                    1,014                24
  MCN Energy Group Inc.                                   915                22
* Allegiance Telecom, Inc.                              1,044                21
  NICOR, Inc.                                             563                21
* Centennial Communications Corp. Class A               1,027                20
  IDACORP, Inc.                                           451                17
* TeleCorp PCS, Inc.                                      700                15
* UnitedGlobalCom Inc. Class A                            800                13
* Powertel Inc.                                           200                12
* U.S. Cellular Corp.                                     200                12
* Winstar Communications, Inc.                            911                11
* Intermedia Communications Inc.                          569                 9
* RCN Corp.                                               603                 6
* Focal Communications Corp.                              400                 5
* Mpower Communications Corp.                             400                 2
* Adelphia Business Solutions, Inc.                       300                 2
  Global TeleSystems, Inc.                                842                 1
* Teligent, Inc.                                          351                 1
                                                                      ----------
                                                                      $   5,668
                                                                      ----------
OTHER (0.3%)
  Illinois Tool Works, Inc.                             3,604               218
  Carlisle Co., Inc.                                      300                10
                                                                      ----------
                                                                      $     228
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $80,838)                                                      $  66,969
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         FACE            MARKET
                                                       AMOUNT            VALUE*
                                                        (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.42%, 3/1/2001
  (COST $253)                                       $     253         $     253
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (COST $81,091)                                                         67,222
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                        305
Liabilities                                                                (640)
                                                                      ----------
                                                                           (335)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  66,887
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.


--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $  81,120
Undistributed Net Investment Income                                          49
Accumulated Net Realized Losses                                            (413)
Unrealized Depreciation--Note E                                         (13,869)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  66,887
================================================================================

Investor Shares--Net Assets
Applicable to 7,944,155 outstanding $.001 par value shares of
  beneficial interest (unlimited authorization)                       $  66,887
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                     $    8.42
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $    240
  Interest                                                                   22
--------------------------------------------------------------------------------
    Total Income                                                            262
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                            30
    Marketing and Distribution                                                3
  Custodian Fees                                                             24
  Auditing Fees                                                               4
  Shareholders' Reports                                                      12
--------------------------------------------------------------------------------
    Total Expenses                                                           73
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       189
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                               (353)
  Futures Contracts                                                         (39)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   (392)
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES         (15,913)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(16,116)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                   CALVERT SOCIAL INDEX FUND
                                              --------------------------------
                                             SIX MONTHS ENDED        MAY 8* TO
                                                FEB. 28, 2001    AUG. 31, 2000
                                                        (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $    189         $     59
  Realized Net Gain (Loss)                               (392)              46
  Change in Unrealized Appreciation
    (Depreciation)                                    (15,913)           2,044
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       (16,116)           2,149
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                  (199)              --
  Realized Capital Gain                                   (67)              --
--------------------------------------------------------------------------------
    Total Distributions                                  (266)             ---
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               50,105           38,499
  Issued in Lieu of Cash Distributions                    221               --
  Redeemed                                             (7,006)            (699)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                     43,320           37,800
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            26,938           39,949
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  39,949              ---
--------------------------------------------------------------------------------
  End of Period                                      $ 66,887         $ 39,949
================================================================================

1Shares Issued (Redeemed)
  Issued                                                5,075            3,651
  Issued in Lieu of Cash Distributions                     24               --
  Redeemed                                               (741)             (65)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding    $  4,358         $  3,586
================================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------
                                                     CALVERT SOCIAL INDEX FUND
                                               SIX MONTHS ENDED      MAY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    FEB. 28, 2001  AUG. 31, 2000
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  11.14         $  10.00
------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .02              .02
  Net Realized and Unrealized Gain
    (Loss) on Investments                               (2.70)            1.12
------------------------------------------------------------------------------
    Total from Investment Operations                    (2.68)            1.14
------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.03)              --
  Distributions from Realized Capital Gains              (.01)              --
------------------------------------------------------------------------------
    Total Distributions                                  (.04)              --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   8.42         $  11.14
==============================================================================

TOTAL RETURN**                                        -24.09%           11.07%
==============================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $     67         $     40
  Ratio of Total Expenses to Average Net Assets        0.25%+           0.25%+
  Ratio of Net Investment Income to Average
    Net Assets                                         0.65%+           0.98%+
  Portfolio Turnover Rate                                 12+               3%
==============================================================================
 *Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments.
  Performance  measurement begins May 31, 2000.
**Total  return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 and Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2001, the fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.01% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C.  The  fund  offers  two  classes  of  shares,  the  Investor  Shares  and the
Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. The fund has not issued any Institutional Shares through February 28, 2001.

D. During the six months ended February 28, 2001, the fund purchased $47,291,000 of investment securities and sold $3,455,000 of investment securities other than temporary cash investments.

E. At February 28, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $13,869,000, consisting of unrealized gains of $3,202,000 on securities that had risen in value since their purchase and $17,071,000 in unrealized losses on securities that had fallen in value since their purchase.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.
THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

Post Office 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q2132 042001

VANGUARD(R)INTERNATIONAL GROWTH FUND

SEMIANNUAL REPORT

[PHOTO OF SHIP]

FEBRUARY 28, 2001

[THE VANGAURD GROUP(R) LOGO]

SOME LESSONS
 FROM THE MARKETS

Although the year 2000 and early 2001 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard International Growth Fund recorded a total return of -;13.2% during the six months ended February 28, 2001.

* Though the fund's return was disappointing, it was better than the results for our comparative standards--the average international mutual fund, the MSCI EAFE Index, and the MSCI EAFE Growth Index.

* The International Growth Fund benefited from the investment adviser's decision to hold a relatively small stake in Japanese stocks.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 8 Fund Profile

10 Glossary of Investment Terms

11 Performance Summary

12 Financial Statements

LETTER
 FROM THE CHAIRMAN

Fellow Shareholder,


VANGUARD INTERNATIONAL GROWTH FUND returned a disappointing 13.2% during the six months ended February 28, 2001, as stock markets around the world declined. Our result, however, was better than results for our average peer fund and benchmark index.

TOTAL RETURNS                           SIX MONTHS ENDED
                                       FEBRUARY 28, 2001
--------------------------------------------------------
Vanguard International Growth Fund                 13.2%
Average International Fund*                        16.5
MSCI EAFE Index                                    14.2
MSCI EAFE Growth Index                             22.4
--------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The adjacent table presents the six-month total returns (capital change plus reinvested dividends) of our fund, its average competitor, and two unmanaged indexes. One of these, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, is a broad measure of the performance of stocks in developed international markets. The MSCI EAFE Growth Index is a subset of the EAFE Index, containing stocks with above-average valuations in relation to the book value of company assets. As of February 28, the EAFE Growth Index contained about 300 stocks, compared with more than 900 for the parent index.

     The fund's return is based on a decrease in net asset value from $22.23 per share on August 31, 2000, to $17.72 per share on February 28, 2001, with the latter figure adjusted for a dividend of $0.22 per share paid from net investment income and a distribution of $1.42 per share paid from net realized capital gains.


MARKET BAROMETER                                                  TOTAL RETURNS
                                                PERIODS ENDED FEBRUARY 28, 2001

                                                   SIX         ONE         FIVE
                                                MONTHS        YEAR       YEARS*
-------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       17.8%        8.2%        15.9%
Russell 2000 Index (Small-caps)                  11.2        16.8          9.3
Wilshire 5000 Index (Entire market)              19.6        14.5         14.3
MSCI EAFE Index (International)                  14.2        17.2          5.6
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       7.5%       13.4%         7.2%
Lehman 10 Year Municipal Bond Index               5.0        12.0          6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        3.0         6.0          5.3
===============================================================================
CPI
Consumer Price Index                              1.7%        3.5%         2.6%
-------------------------------------------------------------------------------
*Annualized.


THE PERIOD IN REVIEW

The six months ended February 28, 2001, were difficult for equity investors around the world. A decline in technology-related stocks, which began in March 2000 in the United States, continued with a vengeance. For example, the tech-heavy Nasdaq Composite Index plunged nearly 49% during the half-year, pulling broader U.S. stock market indexes toward bear-market territory. (A market is generally considered to be in bear territory when it has declined 20%.) The overall U.S. market, represented by the Wilshire 5000 Total Market Index, returned 19.6% for the period. Developed international markets in Europe and the Pacific Rim, as measured by the MSCI EAFE Index, fell 14.2% in U.S. dollar terms.

--------------------------------------------------------------------------------
The rapid, global reversal in stocks occurred against the backdrop of a swift deceleration in the U.S. economy.
--------------------------------------------------------------------------------

     The rapid, global reversal in stocks occurred against the backdrop of a swift deceleration in the U.S. economy and in corporate earnings. Indeed, by the end of the half-year, the economy seemed in danger of falling into recession after its decade-long expansion. The nation's unemployment rate, though still low, was edging higher, and so was inflation. Federal Reserve Board Chairman Alan Greenspan said that growth during the first quarter of 2001 was likely to be "close to zero." A long string of disappointing earnings reports and earnings warnings reinforced the switch in sentiment from optimism to pessimism.

     Overseas markets faced many of the same problems as those in the United States, including higher energy prices, earnings shortfalls, and plunging prices for tech, media, and telecommunications stocks. The Bank of England and the Bank of Japan followed the lead of the U.S. Federal Reserve Board by cutting interest rates during the period. The European Central Bank went the other way, raising rates slightly during the period.

     In Europe, falling stock prices belied relatively stable--though slowing--economic conditions. The production of goods and services in the eurozone grew at a real (inflation-adjusted) annualized rate of 2.7% in the third quarter of 2000, down from 4.1% in the same period in 1999. U.S. economic growth slowed more rapidly--to 2.2% in the third quarter and a scant 1.0% in the fourth quarter, far below the 5%-plus pace set in both periods one year earlier. Many analysts expect final data to confirm that Europe grew faster than the United States in the final quarter of 2000 and the beginning of 2001.

--------------------------------------------------------------------------------
In Europe, falling stock prices belied relatively stable--though slowing--economic conditions.
--------------------------------------------------------------------------------

     The relative economic strength of Europe helped the euro--the common currency of 12 nations--to rebound modestly versus the dollar during the six months ended February 28. The euro's recovery trimmed the decline on European equities for the half-year from about 14% in local currencies to 11% in dollars.

     For investors in Japanese stocks, the situation was reversed. The dollar strengthened versus the yen, depressing returns for U.S. investors from 16.3% in yen terms to 23.9% in dollars. In a bid to stimulate the world's second-largest economy--which shrank in the third quarter of 2000--the Bank of Japan cut interest rates during the period. But the bank's target rate was just 0.25% to start with, and the reduction to 0.15% was more symbolic than effective. Investors were clearly unimpressed, and--as our fiscal half-year was ending--many analysts were expecting Japan's prime minister to be forced from office. Stocks in Australia and Hong Kong declined slightly in dollar terms.

--------------------------------------------------------------------------------
Not all international stocks suffered equally, of course. Energy and consumer staples issues performed relatively well.
--------------------------------------------------------------------------------

     Not all international stocks suffered equally, of course. Value stocks--those whose prices are low in relation to the companies' earnings, book value, dividends, and other measures--fell 5.7% during the six-month period, as measured by the MSCI EAFE Value Index. Stocks in the energy and consumer staples sectors performed relatively well. Growth issues--as represented by the EAFE Growth Index, which is dominated by technology companies--declined 22.4%.

     Emerging markets, represented by the Select Emerging Markets Free Index, returned 7% in local currency terms and about 15% in dollars.

PERFORMANCE OVERVIEW

Vanguard International Growth Fund's six-month return of 13.2% was certainly disappointing. However, compared with the results both for funds with similar objectives and for relevant market indexes, we did well, outpacing the average return of international stock funds by 3.3 percentage points and the MSCI EAFE and EAFE Growth indexes by 1.0 and 9.2 points, respectively.

--------------------------------------------------------------------------------
The International Growth Fund benefited by holding a below-market weight in Japanese stocks.
--------------------------------------------------------------------------------

     Relative to its index benchmarks, the International Growth Fund benefited from our investment adviser's decision to hold a far-below-market weight in Japanese stocks. As of February 28, Japanese stocks accounted for 23.1% of the MSCI EAFE Index but just 11.5% of the fund's assets. Schroder Investment
Management  also made the right  call by  hedging  the  fund's  exposure  to the yen--using standard derivatives to reduce the effects of currency fluctuations--during the half-year.

     For further details on the fund's holdings, please see the Report from the Adviser on page 5.

     Predicting the short-term direction of financial markets is impossible. However, we retain our belief that international stocks are a sensible component of a diversified, long-term investment program. We also believe that our fund's record--which was a bit better than that of the average international mutual fund during the ten years ended February 28--will remain superior over the long term. Our confidence stems partly from our low expense ratio (expenses as a percentage of average net asset value). At 0.59%, or $5.90 per $1,000 of assets, our fund's expense ratio is a fraction of that of its average peer (1.69%, or $16.90 per $1,000).

IN SUMMARY

The past several months have shown that diversification is not a quaint, outmoded principle. The dramatic dive in tech stocks and the rise in formerly out-of-favor market sectors illustrate the unpredictable nature of investing.

     Because of the inherent uncertainty in financial markets, we repeat our time-honored advice: Hold a balanced portfolio of stock funds, bond funds, and short-term investments in proportions appropriate for your goals, time horizon, financial situation, and risk tolerance. Once you have devised such a plan, stay the course. We thank you for entrusting your hard-earned assets to us.


Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer

March 13, 2001

REPORT                                            SCHRODER INVESTMENT MANAGEMENT
 FROM THE ADVISER                                             NORTH AMERICA INC.


VANGUARD INTERNATIONAL GROWTH FUND had a total return of 13.2% during the six months ended February 28, 2001. This placed us about 1 percentage point ahead of our unmanaged benchmark, the MSCI EAFE Index, and about 3 percentage points ahead of the average international stock mutual fund.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

It was a tough climate for equities, particularly high-rated growth stocks, which continued the decline seen in the second half of fiscal 2000. As measured by the EAFE Growth Index, growth stocks returned 22.4% during the six-month period. The loss of confidence in technology and telecommunications stocks has been worldwide, and there have been no hiding places.

     U.S. market indexes fell further than non-U.S. indexes because new-economy stocks accounted for a greater proportion of the U.S. market. However, a more important distinction should be highlighted, and that is the divergence in anticipated growth rates. European economies, where 74% of the net assets of the International Growth Fund are invested, are expected to perform much more strongly than the U.S. economy over the next 12 months. This is not true of Japan, where 2000's economic recovery is fading away, as we expected, nor of the smaller Asian countries, which depend heavily on trade with Japan and the United States. This is why we have less than 20% of your fund's assets invested in the Pacific Rim.

OUR SUCCESSES

Six months ago, I outlined five significant policy positions that would determine our result in the year ahead. So far, three have benefited performance and two have hindered it. The three that helped were:

     * At a time when we sought not to assume too much risk, we made sure that we had a large position in the United Kingdom, which offers a lot of defensive stocks. This paid off--if losing only 3% can be described as a "win"--particularly since we kept faith with the consumer stocks, which had been laggards during our fiscal year 2000.

     * Worried by Japan's lack of vigor and slow pace of corporate reform, we decided to maintain a relatively small position there. It is now about 11% of assets. This limited our potential losses in Japan, where both our holdings and the overall market fell by about 25%. Fortunately, we partly hedged our exposure to the Japanese yen, a step that protected us somewhat from an 8% fall in the currency.

     * We positioned over half of the fund in continental Europe, where we anticipated better economic growth than elsewhere in the developed world. This indeed transpired, and the 13% return from our European holdings compared favorably with returns from markets in Asia and the United States. Only the U.K. market performed better. Again, we concede that it is difficult to think of these positions as constituting success.

OUR SHORTFALLS

Our fourth key position was a stake of about 6% (on average) of fund assets in emerging markets, particularly South Korea and Taiwan, whose technology stocks we felt were much better value than their Japanese peers. This turned out to be correct--our Korean and Taiwanese tech stocks fell by a little under 40%, while tech stocks in Japan fell by nearly 50%--but it cannot be termed a success.

     Our fifth major policy position when the fiscal year started was the fund's 44% position in new-economy stocks. Two months later, with evidence emerging of unsold goods and financing problems, we realized that we were badly wrong, and we quickly sold many of our tech and telecom holdings, while maintaining our exposure to media stocks. By November 30, the fund's total position in these groups was down to 28% of assets, and by February 28, it was down to 24%.

OUR PORTFOLIO POSITION

Four significant policy positions will determine our performance in the foreseeable future:

     * We continue to maintain a substantial proportion of the portfolio (just over half) in continental Europe. During a period of global economic uncertainty, European companies are likely to prove resilient. Local governments have lowered taxes on both companies and individuals, which should boost demand by a little over 0.5%. In addition, most European companies are not heavily indebted, and the economic behavior of consumers there is not likely to be much influenced by the ups and downs of the stock markets.

     * We have increased the fund's stake in the United Kingdom to 22% of net assets. These holdings will continue to be our principal defensive protection and will be the first to be reduced when we take a more aggressive stance.

     * We have about 11% of fund assets invested in Japan (well under Japan's weighting of nearly 25% in the EAFE Index). Many of Japan's strongest companies operate in relatively cyclical industries where it seems premature to add exposure. The prospect of weakening economic growth in Japan, combined with the lack of government options for cutting taxes or interest rates, makes for a difficult environment. However, by a number of measures, Japanese companies are cheap, and any sign of acceleration in the pace of corporate restructuring would encourage us to add to our positions there.

     * We have 5% of fund assets invested in selected emerging markets, with Korea and Taiwan being the most prominent. These markets enjoy global competitiveness and are long-term beneficiaries of increased outsourcing. Technology stocks are between 25% and 50% cheaper here than in Japan and Europe, and we expect this valuation discount to narrow.

Richard Foulkes, Executive Vice President

March 16, 2001



PORTFOLIO CHANGES                             SIX MONTHS ENDED FEBRUARY 28, 2001

NEW HOLDINGS                              COMMENTS
--------------------------------------------------------------------------------
Bank of Scotland                          Losing a takeover struggle for another
                                          U.K.   bank   undermined   the  bank's
                                          strategy, but not for long.
--------------------------------------------------------------------------------
Bayer                                     A  German  chemical and pharmaceutical
                                          company  whose  share  price  has been
                                          excessively  discounted because it's a
                                          conglomerate.
--------------------------------------------------------------------------------
L'Air Liquide                             The world's  largest  industrial gases
                                          company.   This    is    an   innately
                                          defensive   business,   but   it   has
                                          ambitious growth plans.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
Siemens*                                  A   victim   of   our   about-turn  on
                                          technology   stocks;   a   transformed
                                          company (for the better) but  horribly
                                          out of favor.
--------------------------------------------------------------------------------
ABB*                                      This great Swiss company  is beginning
                                          to struggle in a difficult environment
                                          for capital goods.It is highly valued,
                                          and thus vulnerable.
--------------------------------------------------------------------------------
TotalFinaElf                              Our only oil  stock, in which we had a
                                          very big position.We sold some because
                                          it is overvalued  if oil prices return
                                          to normal.
--------------------------------------------------------------------------------
*Eliminated from portfolio.

FUND PROFILE                                             AS OF FEBRUARY 28, 2001
 FOR INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                             FUND      BEST FIT*     MSCI EAFE
--------------------------------------------------------------
Number of Stocks              124            288           913
Turnover Rate**                45%            --            --
Expense Ratio**              0.59%            --            --
Cash Investments              5.7%            --            --
--------------------------------------------------------------

-------------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

ING Groep NV                           6.7%
 (financial services)

Vivendi Universal SA                   3.4
 (diversified utilities)

Suez Lyonnaise des Eaux                2.6
 (conglomerate)

Koninklijke (Royal) Philips
 Electronics NV                        2.5
 (electronics)

Vodafone Group PLC                     2.3
 (cellular telecommunications)

Samsung Electronics                    2.2
 (electronics)

Tesco PLC                              2.0
 (retail)

TotalFinaElf                           2.0
 (integrated oil)

Elan Corp. PLC ADR                     2.0
 (pharmaceuticals)

AstraZeneca Group PLC                  1.9
 (pharmaceuticals)
-------------------------------------------
Top Ten                               27.6%
-------------------------------------------

---------------------------
ALLOCATION BY REGION


Pacific                 16%
Emerging Markets         5%
Europe                  79%
---------------------------

-------------------------------------------------------
VOLATILITY MEASURES

                   FUND    BEST FIT*   FUND   MSCI EAFE
-------------------------------------------------------
R-Squared          0.85         1.00   0.89        1.00
Beta               0.85         1.00   0.96        1.00
-------------------------------------------------------
 *MSCI EAFE Growth Index.
**Annualized.

--------------------------------------------------------
COUNTRY DIVERSIFICATION
 (% OF COMMON STOCKS)

                          FUND     BEST FIT*   MSCI EAFE
--------------------------------------------------------
EUROPE
United Kingdom            23.6%         22.3%      21.1%
France                    16.4           9.4       11.2
Netherlands               15.3           5.9        5.7
Germany                    5.9           9.3        9.1
Switzerland                4.4           6.2        7.1
Italy                      3.4           5.5        4.8
Sweden                     3.3           1.8        2.6
Ireland                    3.2           1.0        0.7
Spain                      2.3           3.3        3.3
Belgium                    0.4           1.4        1.0
Finland                    0.3           2.7        1.7
Austria                    0.0           0.2        0.2
Denmark                    0.0           0.8        1.0
Norway                     0.0           0.8        0.5
Portugal                   0.0           0.7        0.6
--------------------------------------------------------
Subtotal                  78.5%         71.3%      70.6%
--------------------------------------------------------
PACIFIC
Japan 11.                    5%         21.0%      23.1%
Hong Kong                  3.2           2.9        2.3
Singapore                  1.4           1.4        1.0
Malaysia                   0.2           0.0        0.0
Australia                  0.0           3.3        2.9
New Zealand                0.0           0.1        0.1
--------------------------------------------------------
Subtotal                  16.3%         28.7%      29.4%
--------------------------------------------------------
EMERGING MARKETS
South Korea                2.3%           --         --
Taiwan                     1.9            --         --
Brazil                     0.5            --         --
Mexico                     0.5            --         --
--------------------------------------------------------
Subtotal                   5.2%           --         --
--------------------------------------------------------
Total                    100.0%        100.0%     100.0%
--------------------------------------------------------

*MSCI EAFE Growth Index.

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 FOR INTERNATIONAL GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)     AUGUST 31, 1990-FEBRUARY 28, 2001

                INTERNATIONAL         MSCI EAFE
                  GROWTH FUND      GROWTH INDEX

1991                     -5.1               0.1
1992                      1.5               1.5
1993                     21.1              23.0
1994                     20.4               4.7
1995                      3.8               1.4
1996                     12.7               6.3
1997                     15.8               8.3
1998                     -3.0               0.7
1999                     21.7              20.6
2000                     18.7              11.5
2001*                   -13.2             -22.4
------------------------------------------------------------------
*Six months ended February 28, 2001.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
 FEBRUARY 28, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.


     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                              SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
-------------------------------------------------------------------------------
BELGIUM (0.4%)
*   Interbrew                                   $   1,092,000      $     30,438
                                                                   ------------
BRAZIL (0.5%)
    Brasil Telecom Participacoes
      ADR                                             442,100            23,100
    Embratel Participacoes ADR                      1,239,100            14,993
                                                                   ------------
                                                                   $     38,093
                                                                   ------------
FINLAND (0.3%)

 (1)Stora Enso Oyj R Shares                         2,150,000      $     23,133
                                                                   ------------
FRANCE (15.5%)

*(1)Vivendi Universal SA                            4,449,000           280,666
    Suez Lyonnaise des Eaux                         1,297,000           214,692
    TotalFinaElf                                    1,175,000           165,863
    L'Air Liquide SA (Registered)                   1,082,000           147,959
    Thales Ex Thomson-CSF                           2,495,733           100,089
    Aventis                                         1,157,000            93,631
 (1)Sodexho Alliance SA                               416,000            79,189
    Alcatel A                                       1,838,000            71,497
    Accor SA                                        1,333,000            52,331
 (1)Schneider Electric SA                             648,700            42,355
 (1)Lafarge SA                                        250,000            24,370
 (1)Canal Plus SA                                     849,000             2,772
*   Vivendi Universal Warrants
      Exp. 5/2/2001                                   580,500               913
                                                                   ------------
                                                                   $  1,276,327
                                                                   ------------
GERMANY (5.5%)
 (1)BASF AG                                         2,827,000           127,257
 (1)Bayer AG                                        2,070,000           101,080
    Muenchener
      Rueckversicherungs-
      Gesellschaft AG (Registered)                    230,000            74,568
 (1)E.on AG                                         1,304,000            66,997
 (1)Dresdner Bank AG                                1,080,000            44,743
*(1)ProSieben Sat.1 Media AG                        1,657,000            41,904
                                                                   ------------
                                                                   $    456,549
                                                                   ------------
HONG KONG (3.0%)
*   China Mobile
      (Hong Kong) Ltd.                             15,467,500            84,679
    Cheung Kong Holdings Ltd.                       4,013,000            48,621
    Swire Pacific Ltd. A Shares                     6,278,000            43,063
*   China Unicom Ltd.                              18,800,000            28,924
    Henderson Land Development Co. Ltd.             4,000,000            24,463
    Johnson Electric Holdings Ltd.                  7,632,000            12,770
    Hutchison Whampoa Ltd.                            722,300             8,566
                                                                   ------------
                                                                   $    251,086
                                                                   ------------

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                              SHARES             (000)
-------------------------------------------------------------------------------
Ireland (3.0%)
*   Elan Corp. PLC ADR                          $   3,000,000      $    164,880
    Bank of Ireland PLC                             8,703,284            82,862
                                                                   ------------
                                                                   $    247,742
                                                                   ------------
ITALY (3.2%)
 (1)Olivetti SpA                                   52,344,684           112,640
 (1)Assicurazioni Generali SpA                      2,511,000            87,401
 (1)Banca di Roma SpA                              60,797,000            65,078
*   Olivetti SpA Bond Rights Exp. 3/1/2001         52,344,684               409
*   Olivetti SpA Warrants Exp. 3/1/2001            52,344,684               241
                                                                   ------------
                                                                   $    265,769
                                                                   ------------

JAPAN (10.8%)
    East Japan Railway Co.                             21,768           122,304
    Fuji Photo Film Co., Ltd.                       2,858,000           103,559
    Nippon Telegraph and Telephone Corp.               15,106            98,911
 (1)Yamanouchi Pharmaceuticals Co., Ltd.            2,497,000            93,458
    Mabuchi Motor Co.                               1,048,100            87,125
    Takeda Chemical Industries Ltd.                 1,376,000            65,110
 (1)Ricoh Co.                                       3,450,000            60,446
    Sony Corp.                                        775,000            55,833
 (1)Matsushita Electric Industrial Co., Ltd.        1,884,000            35,498
    Nippon Television Network Corp.                   101,500            33,360
    Murata Manufacturing Co., Ltd.                    327,600            27,176
    TDK Corp.                                         348,700            24,140
    Yasuda Fire & Marine Insurance Co.              4,370,000            22,504
    Takefuji Corp.                                    285,500            21,298
    Hirose Electric Co., Ltd.                         176,200            13,670
    Mitsui & Co., Ltd.                              1,400,000             7,949
    Mitsubishi Corp.                                  998,000             6,969
    Dowa Fire & Marine Insurance Co.                2,221,000             6,514
    Tokio Marine & Fire Insurance Co.                 440,000             4,614
    Bridgestone Corp.                                 501,000             4,596
                                                                   ------------
                                                                   $    895,034
                                                                   ------------
MALAYSIA (0.2%)
    Genting Bhd.                                    3,922,000            10,631
    Resorts World Bhd.                              1,620,000             3,069
                                                                   ------------
                                                                   $     13,700
                                                                   ------------
MEXICO (0.4%)
    Cemex CPO                                       3,919,762            16,431
*   Grupo Televisa SA GDR                             277,200            11,060
    Fomento Economico Mexica UBD                    3,184,700             9,983
                                                                   ------------
                                                                   $     37,474
                                                                   ------------
NETHERLANDS (14.4%)
 (1)ING Groep NV                                    8,017,656           553,351
    Koninklijke (Royal) Philips
      Electronics NV                                6,346,000           208,748
    TNT Post Group NV                               4,708,000           110,879
    Heineken NV                                     1,587,000            87,638
    Buhrmann NV                                     2,450,000            73,900
 (1)VNU NV                                          1,277,838            54,173
    Elsevier NV                                     3,251,000            45,801
 (1)Getronics NV                                    6,799,368            38,454
    Oce NV                                            867,166            14,115
*(1)United Pan-Europe
      Communications NV                               585,000             6,149
                                                                   ------------
                                                                   $  1,193,208
                                                                   ------------
SINGAPORE (1.3%)
 (1)DBS Group Holdings Ltd.                         4,015,721            45,352
    City Developments Ltd.                          7,837,000            34,145
    Singapore Press Holdings Ltd.                   2,162,486            27,273
                                                                   ------------
                                                                   $    106,770
                                                                   ------------
SOUTH KOREA (2.2%)
    Samsung Electronics                             1,210,102      $    180,446
                                                                   ------------

SPAIN (2.2%)
    Endesa SA                                       4,413,000            75,524
    Altadis SA                                      3,210,346            45,760
 (1)Bankinter SA                                    1,232,000            44,695
 (1)Altadis SA (France)                             1,171,654            16,420
                                                                   ------------
                                                                   $    182,399
                                                                   ------------
SWEDEN (3.1%)
 (1)Svenska Handelsbanken A Shares                  5,341,000            89,590
 (1)Telefonaktiebolaget LM Ericsson AB Class B      7,575,000            63,917
 (1)Assa Abloy AB                                   3,133,000            52,234
 (1)Skandia Forsakrings AB                          4,418,000            50,528
                                                                   ------------
                                                                   $    256,269
                                                                   ------------
SWITZERLAND (4.2%)
    Novartis AG (Registered)                           61,000           103,069
*   Syngenta AG                                     1,517,212            87,959
*   Zurich Financial Services AG                      161,000            76,901
   Adecco SA (Bearer)                                  61,000            38,241
 (1)Clariant AG                                       113,000            37,444
                                                                   ------------
                                                                   $    343,614
                                                                   ------------
TAIWAN (1.8%)
*   Taiwan Semiconductor
      Manufacturing Co. Warrants
        Exp. 12/28/2001                            17,171,000            47,204
*   United Microelectronics Warrants
      Exp. 2/15/2002                               22,675,600            36,961
*   Taiwan Semiconductor
      Manufacturing Co. Warrants
        Exp. 4/19/2001                              6,542,060            23,347

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                              SHARES              (000)
--------------------------------------------------------------------------------
*   Taiwan Semiconductor
      Manufacturing Co. Warrants
        Exp. 2/15/2002                          $   7,352,800      $     20,441
*   Taiwan Semiconductor
      Manufacturing Co. Warrants
        Exp. 10/23/2001                             7,340,000            20,405
                                                                   ------------
                                                                   $    148,358
                                                                   ------------
UNITED KINGDOM (22.3%)
    Vodafone Group PLC                             70,844,411           191,843
    Tesco PLC                                      44,640,866           169,014
    AstraZeneca Group PLC                           3,469,000           157,557
    Bank of Scotland PLC                           13,849,000           150,808
 (1)Standard Chartered PLC                         10,280,700           150,504
    Boots Co. PLC                                  16,054,000           144,718
    Kingfisher PLC                                 16,139,000           114,991
    Reuters Group PLC                               6,076,000            93,507
    United Business Media PLC                       6,882,000            72,460
    EMI Group PLC                                   9,143,000            64,353
    Reckitt Benckiser PLC                           4,654,000            63,769
    Rolls-Royce PLC                                21,526,846            62,252
    Dixons Group PLC                               15,816,000            58,968
    Scottish & Newcastle PLC                        6,526,418            51,207
    Electrocomponents PLC                           4,938,000            48,431
    BAA PLC                                         4,390,000            41,473
    Provident Financial PLC                         3,400,000            39,182
 (1)Tomkins PLC                                    14,005,000            34,693
    IMI PLC                                         8,935,000            34,602
 (1)Airtours PLC                                    5,813,100            24,377
    Bodycote International PLC                      5,079,000            15,896
    Smith & Nephew PLC                              3,320,136            15,779
    Pace Micro Technology PLC                       1,913,000            14,072
*   Telewest Communications PLC                     7,085,130            13,489
*   ARM Holdings PLC                                1,975,000             8,831
*   Kewill Systems PLC                                618,000             2,335
*(1)Autonomy Corp. PLC                                 35,562               718
                                                                   ------------
                                                                   $  1,839,829
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $6,853,542)                                              $  7,786,238
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         FACE            MARKET
                                                       AMOUNT            VALUE*
                                                        (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    5.42%, 3/1/2001                             $     495,422      $    495,422
    5.42%, 3/1/2001--Note G                           833,652           833,652
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $1,329,074)                                              $  1,329,074
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (110.4%)
    (COST $8,182,616)                                              $  9,115,312
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (10.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     26,954
Security Lending Collateral
    Payable to Brokers--Note G                                         (833,652)
    Other Liabilities                                                   (48,761)
                                                                   -------------
                                                                   $   (855,459)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 466,217,916 outstanding
    $.001 par value shares of beneficial
    interest (unlimited authorization)                             $  8,259,853
================================================================================

NET ASSET VALUE PER SHARE                                          $      17.72
================================================================================
*   See Note A in Notes to Financial Statements.
*   Non-income-producing security.
 (1)All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


--------------------------------------------------------------------------------
AT FEBRUARY 28, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT               PER
                                                        (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $   7,117,475      $      15.27
Overdistributed Net
    Investment Income--Note E                          (2,728)             (.01)
Accumulated Net
    Realized Gains--Note E                            209,696               .45
Unrealized Appreciation--Note F
    Investment Securities                             932,696              2.00
    Foreign Currencies and
      Forward Currency Contracts                        2,714               .01
--------------------------------------------------------------------------------
NET ASSETS                                      $   8,259,853      $      17.72
================================================================================

STATEMENT OF OPERATIONS


This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amountsinclude the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                             SIX MONTHS ENDED FEBRUARY 28, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                   $       26,015
    Interest                                                             13,050
    Security Lending                                                      1,275
--------------------------------------------------------------------------------
      Total Income                                               $       40,340
--------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B
      Basic Fee                                                           5,810
      Performance Adjustment                                                563
    The Vanguard Group--Note C
      Management and Administrative                                      16,860
      Marketing and Distribution                                            580
    Custodian Fees                                                        2,041
    Auditing Fees                                                             8
    Shareholders' Reports                                                   198
    Trustees' Fees and Expenses                                               9
--------------------------------------------------------------------------------
      Total Expenses                                                     26,069
      Expenses Paid Indirectly--Note D                                   (2,391)
--------------------------------------------------------------------------------
      Net Expenses                                               $       23,678
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    16,662
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                          158,235
    Foreign Currencies and Forward Currency Contracts                    47,592
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                205,827
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                            (1,525,233)
    Foreign Currencies and Forward Currency Contracts                     1,643
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,523,590)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   (1,301,101)
================================================================================
*Dividends are net of foreign withholding taxes of $3,095,000.

STATEMENT OF CHANGES IN NET ASSETS


This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                                   -----------------------------
                                                   SIX MONTHS              YEAR
                                                        ENDED             ENDED
                                                FEB. 28, 2001     AUG. 31, 2000
                                                        (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                           $    16,662       $   120,170
  Realized Net Gain (Loss)                            205,827           961,037
  Change in Unrealized Appreciation
  (Depreciation)                                   (1,523,590)          441,563
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                   $(1,301,101)      $ 1,522,770
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (96,113)         (106,115)
  Realized Capital Gain                              (620,372)         (367,321)
--------------------------------------------------------------------------------
    Total Distributions                           $  (716,485)      $  (473,436)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            2,095,674         7,884,215
  Issued in Lieu of Cash Distributions                676,871           438,412
  Redeemed                                         (2,638,799)       (7,228,567)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
    Transactions                                  $   133,746       $ 1,094,060
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       $(1,883,840)      $ 2,143,394
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              10,143,693         8,000,299
--------------------------------------------------------------------------------
  End of Period                                   $ 8,259,853       $10,143,693
================================================================================

1Shares Issued (Redeemed)
  Issued                                              106,329           354,595
  Issued in Lieu of Cash Distributions                 36,867            20,563
  Redeemed                                           (133,196)         (324,003)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding $    10,000       $    51,155
================================================================================

FINANCIAL HIGHLIGHTS


This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL GROWTH FUND
                                                                     YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING            SIX MONTHS ENDED        ------------------------------------
THROUGHOUT EACH PERIOD            FEBRUARY 28, 2001        2000     1999    1998   1997   1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $22.23      $19.75   $16.57  $17.86 $16.13 $14.70
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .04         .26      .27     .25    .19    .19
  Net Realized and Unrealized Gain
   (Loss)on Investments                       (2.91)       3.38     3.29    (.81)  2.28   1.65
-----------------------------------------------------------------------------------------------
   Total from Investment Operations           (2.87)       3.64     3.56    (.56)  2.47   1.84
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.22)       (.26)    (.22)   (.21)  (.19)  (.20)
  Distributions from Realized Capital Gains   (1.42)       (.90)    (.16)   (.52)  (.55)  (.21)
-----------------------------------------------------------------------------------------------
   Total Distributions                        (1.64)      (1.16)    (.38)   (.73)  (.74)  (.41)
---------------------------------------------------------------------------------- ------------
NET ASSET VALUE, END OF PERIOD               $17.72      $22.23   $19.75  $16.57 $17.86 $16.13
===============================================================================================

TOTAL RETURN                                  13.17%      18.68%   21.70%   2.99% 15.84% 12.72%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $8,260     $10,144   $8,000  $6,820 $7,089 $4,997
  Ratio of Total Expenses
   to Average Net Assets                       0.59%*      0.53%    0.58%   0.59%  0.57%  0.56%
  Ratio of Net Investment Income
   to Average Net Assets                       0.38%*      1.26%    1.42%   1.39%  1.26%  1.35%
Portfolio Turnover Rate                         45%*         48%      37%     37%    22%    22%
===============================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS


Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-ended investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreigncurrency gains (losses).


     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended February 28, 2001, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, before an increase of $563,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2001, the fund had contributed capital of $1,641,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.6% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $2,326,000 and $65,000, respectively. The total expense reduction represented an effective annual rate of 0.05% of the fund's average net assets.

E.  During  the  six  months  ended   February  28,  2001,  the  fund  purchased
$1,902,077,000 of investment securities and sold $2,404,721,000 of investment securities other than temporary cash investments.

     During the six months ended February 28, 2001, the fund realized net foreign currency losses of $4,640,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.


F. At February 28, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $932,696,000, consisting of unrealized gains of $1,602,820,000 on securities that had risen in value since their purchase and $670,124,000 in unrealized losses on securities that had fallen in value since their purchase.

     At February 28, 2001, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                   (000)
                            ----------------------------------------------------
                            CONTRACT AMOUNT
                            ----------------                                 NET
                            FOREIGN      U.S.      MARKET VALUE IN    UNREALIZED
CONTRACT SETTLEMENT DATE   CURRENCY   DOLLARS         U.S. DOLLARS  APPRECIATION
--------------------------------------------------------------------------------
Deliver:
4/25/2001     JPY        83,755,249  $722,440             $719,251        $3,189
--------------------------------------------------------------------------------
JPY--Japanese yen.

     The fund had net unrealized foreign currency losses of $475,000 resulting from the translation of other assets and liabilities at February 28, 2001.

G. The market value of securities on loan to broker/dealers at February 28, 2001, was $787,995,000, for which the fund held cash collateral of $833,652,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-;1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

[SHIP GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

Post Office 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q812 042001